   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 17, 1999


                                                     1933 ACT FILE NO. 333-92287


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ------------------------------
                                    FORM N-2

                        (Check Appropriate Box or Boxes)


/ /              REGISTRATION STATEMENT UNDER
                  THE SECURITIES ACT OF 1933

               /X/ Pre-Effective Amendment No. 1
               / / Post-Effective Amendment No.


                         ------------------------------
                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

               (Exact name of registrant as specified in charter)

                          991 FOLSOM STREET, SUITE 301
                            SAN FRANCISCO, CA 94107

(Address of Principal Executive Offices (Number, Street, City, State, Zip Code)
                         ------------------------------


                                 (415) 977-6150


              (Registrant's Telephone Number, Including Area Code)
                         ------------------------------

                                ANDREW E. SINGER
                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                          991 FOLSOM STREET, SUITE 301
                            SAN FRANCISCO, CA 94107

(Name and Address (Number, Street, City, State, Zip Code) of Agent For Service)
                         ------------------------------

                                   COPIES TO:


                              Michael J. Halloran
                                James P. Clough
                                Daniel L. Cullum
                                 Paul C. McCoy
                         Pillsbury Madison & Sutro LLP
                        50 Fremont Street, P.O. Box 7880
                          San Francisco, CA 94120-7880


              (Registrant's Telephone Number, Including Area Code)
                         ------------------------------

                               FEBRUARY   , 2000

                     Approximate Date of Proposed Offering
                         ------------------------------


    If any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. / /


    It is proposed that this filing will become effective (check appropriate box):


             / / when declared effective pursuant to Section 8(c).

                         ------------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.

                             CROSS REFERENCE SHEET

         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
PART A--INFORMATION REQUIRED IN A PROSPECTUS

Item 1.                 Outside Front Cover                 Outside Front Cover

Item 2.                 Inside Front and Outside Back       Inside Front and Outside Back Cover
                        Cover

Item 3.                 Fee Table and Synopsis              Fee Table and Synopsis

Item 4.                 Financial Highlights                Not Applicable

Item 5.                 Plan of Distribution                Plan of Distribution

Item 6.                 Selling Shareholders                Not Applicable

Item 7.                 Use of Proceeds                     Use of Proceeds

Item 8.                 General Description of the          Outside Front Cover Page; Prospectus Summary;
                        Registrant                          Business; Risk Factors

Item 9.                 Management                          Management; Directors and Officers; The
                                                            Investment Adviser; The Investment Sub-Adviser;
                                                            Risk Factors; Potential Conflicts of Interest
                                                            (SAI)

Item 10.                Capital Stock, Long-Term Debt and   Description of Capital Stock; Distributions;
                        Other Securities                    Dividend Reinvestment Plan

Item 11.                Defaults and Arrears on Senior      Not Applicable
                        Securities

Item 12.                Legal Proceedings                   Not Applicable

Item 13.                Table of Contents of the Statement  Table of Contents of the SAI
                        of Additional Information

PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Item 14.                Cover Page                          Cover Page (SAI)

Item 15.                Table of Contents                   Table of Contents of the SAI (SAI)

Item 16.                General Information and History     Not Applicable

Item 17.                Investment Objective and Policies   Prospectus Summary; The Offering; Investment
                                                            Objective and Principal Strategies; Risk Factors;
                                                            Business; Investment Company Act Regulation;
                                                            Investment Policies (SAI); Venture Capital
                                                            Operations (SAI); Investment Company Act
                                                            Regulation (SAI); Potential Conflicts of Interest
                                                            (SAI)

Item 18.                Management                          Management (Item 9)

Item 19.                Control Persons and Principal       Management; The Investment Adviser; The
                        Holders of Securities               Investment Sub-Adviser; Potential Conflicts of
                                                            Interest (SAI)

Item 20.                Investment Advisory and Other       The Investment Adviser; The Investment
                        Services                            Sub-Adviser; Experts; Transfer Agent and
                                                            Registrar; Dividend Paying Agent; Custodian

         NO.                       DESCRIPTION                                  LOCATION
---------------------   ----------------------------------  -------------------------------------------------
Item 21.                Brokerage Allocation and Other      Fee Table and Synopsis; Prospectus Summary; The
                        Practices                           Offering; Plan of Distribution

Item 22.                Tax Status                          Distributions; Federal Income Tax Matters (SAI)

Item 23.                Financial Statements                Statement of Assets and Liabilities

PART C--OTHER INFORMATION

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                     SUBJECT TO COMPLETION--         , 2000


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE FUND MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PROSPECTUS

                                          SHARES


                   MEVC DRAPER FISHER JURVETSON FUND I, INC.



                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND



                                  COMMON STOCK

                                ---------------

    meVC Draper Fisher Jurvetson Fund I, Inc., or the Fund, is offering shares of its common stock. We are a closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries. We will invest only in companies that we believe will experience high growth over the long term. Our gain on investments in portfolio companies will be distributed to you upon realization, either in cash or in shares of the portfolio companies or any acquiring company.


    The minimum investment in our fund is 100 shares. The shares will be sold
through brokers and dealers selected by meVC Advisers at a price of $      per
share. We will pay a sales load of $      per share on the shares you buy to the
selected broker or dealer who arranges for the sale to you. meVC Advisers and the Fund will share organizational and offering expenses that we estimate to be
approximately $          . There is no minimum amount of proceeds that we are
required to receive before closing the offering.


                                                                     COMMISSION TO       PROCEEDS BEFORE
                                                                  INDEPENDENT BROKER-    EXPENSES TO THE
                                           PUBLIC OFFERING PRICE        DEALERS               FUND
Per Share................................           $                      $                    $
Total....................................           $                      $                    $


    NO MARKET CURRENTLY EXISTS FOR OUR SHARES. WE INTEND TO LIST OUR SHARES ON A NATIONAL SECURITIES EXCHANGE APPROXIMATELY THREE TO TWELVE MONTHS FOLLOWING THIS OFFERING. IF WE ARE UNABLE TO LIST OUR SHARES ON A SECURITIES EXCHANGE, IT WILL BE DIFFICULT FOR YOU TO SELL YOUR SHARES. BECAUSE WE ARE A CLOSED-END INVESTMENT COMPANY, WE WILL NOT REDEEM OUR SHARES ON A DAILY BASIS. WE RECOMMEND OUR SHARES ONLY AS A LONG-TERM INVESTMENT.



    SEE "RISK FACTORS" ON PAGES   TO   FOR FACTORS THAT SHOULD BE CONSIDERED
BEFORE INVESTING IN SHARES OF OUR COMMON STOCK.


    Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


           The date of this prospectus and the SAI is         , 2000

                              [INSIDE FRONT COVER]

                               TABLE OF CONTENTS


                                           PAGE                                                PAGE
                                         --------                                            --------
Prospectus Summary.....................      4      Valuation of Portfolio Securities......     26
The Offering...........................      7      Allocation of Profits and Losses.......
Fee Table and Synopsis.................      9      Ivestment Company Act Regulation.......     28
Risk Factors...........................     10      Description of Capital Stock...........     29
Forward Looking Statements                          Distributions..........................     32
Use of Proceeds........................     15      Dividend Reinvestment Plan.............     32
Business...............................     16      Underwriting...........................     33

Investment Objective And Principal
  Strategies...........................     17      How to Subscribe.......................     34

Management.............................     21      Legal Matters..........................     34

Directors and Officers.................     21      Experts................................     34
                                                    Table of Contents of the Statement
The Investment Adviser.................     22      of Additional Information..............     36
The Investment Sub-Adviser.............     22      Additional Information.................     37



    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. WE ARE NOT OFFERING SHARES OF OUR COMMON STOCK FOR SALE IN ANY JURISDICTION WHERE SUCH OFFER OR SALE IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THIS PROSPECTUS.


    THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. WE USE WORDS SUCH AS "ANTICIPATES," "BELIEVES," "PLANS," "EXPECTS," "FUTURE," "INTENDS" AND SIMILAR EXPRESSIONS TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THIS PROSPECTUS ALSO CONTAINS FORWARD-LOOKING STATEMENTS ATTRIBUTED TO THIRD PARTY SOURCES RELATING TO ESTIMATES REGARDING VENTURE CAPITAL INVESTING AND THE GROWTH OF THE INTERNET, E-COMMERCE, TELECOMMUNICATIONS, NETWORKING, SOFTWARE AND INTRANET INFRASTRUCTURE INDUSTRIES. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS FOR MANY REASONS, INCLUDING THE RISKS FACED BY US DESCRIBED IN "RISK FACTORS" AND ELSEWHERE IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.


    THIS PROSPECTUS CONCISELY PROVIDES THE INFORMATION THAT YOU SHOULD KNOW ABOUT US BEFORE INVESTING IN SHARES OF OUR COMMON STOCK. YOU SHOULD READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. WE HAVE INCLUDED MORE INFORMATION ABOUT US IN A STATEMENT OF ADDITIONAL INFORMATION, OR SAI, THAT WE HAVE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ENTIRE SAI IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. WE HAVE INCLUDED THE TABLE OF
CONTENTS OF THE SAI ON PAGE   . YOU MAY OBTAIN A COPY OF THE SAI FREE OF CHARGE
BY WRITING TO US AT 991 FOLSOM STREET, SUITE 301, SAN FRANCISCO, CALIFORNIA 94107, ATTN: SECRETARY, OR BY CALLING (800) 830-1822. THE PROSPECTUS AND SAI ARE AVAILABLE ON OUR WEBSITE AT HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP AND ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. THE INFORMATION ON THE WEBSITE OF THE PARENT OF OUR INVESTMENT ADVISER, HTTP://WWW.MEVC.COM, IS NOT A PART OF THIS PROSPECTUS.

                               PROSPECTUS SUMMARY


    THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROSPECTUS. THIS SUMMARY IS NOT COMPLETE AND IS NOT INTENDED TO CONTAIN ALL OF THE INFORMATION THAT INVESTORS SHOULD CONSIDER BEFORE INVESTING IN OUR SHARES. YOU SHOULD READ THE ENTIRE PROSPECTUS CAREFULLY BEFORE PURCHASING OUR SHARES.


    We are a newly organized, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. Our investment adviser is meVC Advisers, Inc., or meVC Advisers. Our investment sub-adviser is Draper Fisher Jurvetson MeVC Management Co., LLC, or Draper Advisers. Both meVC Advisers and Draper Advisers are registered investment advisers under the Investment Advisers Act.

    meVC Advisers will implement our investment objective and strategies, and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.


    Draper Advisers will identify, structure and negotiate investments for the fund, and will monitor and assist our portfolio companies. There are 18 members of Draper Advisers, including Timothy C. Draper, John Fisher, Steve Jurvetson, and 15 other experienced venture capital managers located throughout the country. Collectively, the members of Draper Advisers have over 50 years of venture capital investing and entrepreneurial management experience, and have raised in excess of $800 million in over ten venture capital funds.


    The members of Draper Advisers manage their own private venture capital funds and personal funds, and we expect that most investments of the fund will be co-investments alongside these private funds. Our board of directors will review all co-investments with affiliated funds.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

    Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries. We will invest only in companies that we believe will experience high growth over the long term.


    After carefully selecting our portfolio companies, we will seek to enhance their competitiveness by providing them with significant managerial assistance in strategy formulation, recruiting, and general business operations. We will seek to provide returns to our stockholders through long-term appreciation in the value of our portfolio companies and through distributions of capital gains on our investments. In addition, if a portfolio company is sold, merged or goes public, we will distribute cash or stock in either the portfolio company or the acquiring company.


INVESTMENT RATIONALE

    Information technology, including Internet, e-commerce, telecommunications, networking, software, intranet infrastructure and other information services, is the most rapidly growing large sector of the U.S. economy. Many new companies are at the forefront of innovation in these industries. The Internet, in particular, has created a playing field where information technology businesses can grow at an unprecedented pace. By moving quickly, new companies can position themselves as leaders in their respective markets, often attracting key strategic partners and influential early adopting customers. These young companies often build category-defining brands that create an ongoing competitive advantage. We intend to invest in companies that we believe have the greatest potential to be the major information technology businesses of the future.

HISTORICAL PERFORMANCE OF VENTURE CAPITAL FUNDS

    The venture capital industry as a whole has experienced long-term returns that have exceeded the S&P 500 Index by over 8% per year for a five and ten year period. According to Venture Economics, for all reporting venture capital funds formed between 1988 and 1998, the historical average annual rate of return, net of fees and expenses, as of June 30, 1999 was as follows:

                                                1 YEAR RETURN   5 YEAR RETURN   10 YEAR RETURN
                                                -------------   -------------   --------------
Venture Capital (1)...........................      50.3%           39.8%            27.0%
S&P 500 (2)...................................      22.8%           27.9%            18.8%

------------------------------

(1) Venture Economics benchmark for all funds formed between 1988 and 1998 as of June 30, 1999. Data is net of fees and caried interest.

(2) S&P 500 Index as of June 30, 1999, according to Standard & Poor's.

    PAST PERFORMANCE OF THE VENTURE CAPITAL FUND INDUSTRY IS NOT NECESSARILY INDICATIVE OF THE FUTURE PERFORMANCE OF THE VENTURE CAPITAL SECTOR. WE CANNOT GUARANTEE THAT WE WILL MEET OR EXCEED THE RATES OF RETURN HISTORICALLY REALIZED BY THE VENTURE CAPITAL INDUSTRY AS A WHOLE. ADDITIONALLY, OUR RETURNS WILL LIKELY BE REDUCED DUE TO FEDERAL LEGISLATION REGULATING BUSINESS DEVELOPMENT COMPANIES, AS WELL AS THE TIME IT MAY TAKE TO FULLY INVEST THE PROCEEDS OF THIS OFFERING, AS DISTINGUISHED FROM TRADITIONAL VENTURE CAPITAL FUNDS WHICH ARE NOT SUBJECT TO THE SAME FEDERAL REGULATION AND CALL IN CAPITAL FROM THEIR INVESTORS OVER TIME AS INVESTMENTS ARE MADE.

COMPENSATION OF INVESTMENT ADVISER AND INVESTMENT SUB-ADVISER

    As compensation for its investment advisory and management and administrative services, we have agreed to pay meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments. We have also agreed to pay to meVC Advisers annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses. Payment of this type of incentive-based compensation, referred to as a "carried interest," is typical in the venture capital industry. Carried interest payments provide an economic incentive for venture capital fund managers to select investments with the potential to achieve the greatest increase in value over time. We believe that payment of a carried interest is an important component of our ability to attract and retain high quality venture capital fund managers.

    As payment for its services as our Investment Sub-Adviser, meVC Advisers has agreed to pay to Draper Advisers a portion of the management fee equal to 40% of any amounts it receives from us, that is an amount equal to 1.0% of our average weekly net assets. meVC Advisers has also agreed to pay Draper Advisers additional compensation equal to 90% of any carried interest payment it receives from us, that is an amount equal to 18% of our annual realized capital gains net of realized and unrealized capital losses.

RISK FACTORS

    Purchasing shares of our common stock carries significant risk of losing some or all of your investment. You should consider the risk factors described
on pages   to   of this prospectus and the impact of events that could adversely effect our business prior to investing in our shares.

CLOSED-END FUND STRUCTURE

    We are a newly-organized closed-end fund. Closed-end funds differ from open-end funds (which are commonly referred to as mutual funds) in that closed-end funds, unlike mutual funds, generally list their shares for trading on a stock exchange and do not redeem their shares at the request of a shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the price prevailing in the market for the shares at that time. With a mutual fund, shares may be redeemed or bought back by the mutual fund at "net asset value" if a shareholder wishes to sell the shares of the fund. Also, mutual funds generally offer new shares of the fund on a continuous basis to new investors, whereas closed-end funds do not. The continuous in-flows and out-flows of assets in a mutual fund can make it more difficult to manage the investments of a mutual fund. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments and to use certain investment strategies, such as financial leverage.


    However, shares of closed-end funds frequently trade at a discount to their net asset value. In particular, our shares may trade at a discount even greater than other closed-end funds since we may not realize a return on our investments for a considerable amount of time. Because of the possibility of trading at a discount, which may not be in your interest, our investment advisers might consider engaging in open market repurchases, tender offers for shares at net asset value or other programs intended to reduce the discount. There is, of course, no guarantee or assurance that our investment advisers will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Our investment advisers might also consider converting us to an open-end mutual fund, which would also require a vote of our shareholders. We believe however, that the closed-end structure is desirable, in light of our investment objective and policies. Therefore, you should assume that it is not likely that we would vote to convert to an open-end fund.


LIQUIDATION

    Our board of directors may elect to liquidate the Fund and distribute to you
any proceeds in cash or securities after                  , 2009 if it believes
doing so would be in your best interests.

ADDITIONAL INFORMATION

    We were incorporated in Delaware in November, 1999. Our executive offices are located at 991 Folsom Street, Suite 301, San Francisco, California 94107, our telephone number is (800) 830-1822 and our fax number is (415) 977-6160. Our website address is HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP. The information contained on the website of the parent of our investment adviser, HTTP://WWW.MEVC.COM, is not a part of this prospectus.

                                  THE OFFERING


Number of our shares offered for sale.....  shares

Minimum investment........................  100 shares

Investment objective......................  Our investment objective is long-term capital appreciation from venture capital investments in
                                            information technology companies, primarily in the
                                            Internet, e-commerce, telecommunications, networking,
                                            software, and intranet infrastructure industries. We
                                            will invest only in those companies that we believe will
                                            experience high growth over the long term. After
                                            carefully selecting our portfolio companies, we will
                                            seek to enhance their competitiveness by providing them
                                            with significant managerial assistance in strategy
                                            formulation, recruiting, and general business
                                            operations. We will seek to provide returns to our
                                            stockholders through long-term appreciation in the value
                                            of our portfolio companies and through distributions of
                                            capital gains on our investments. In addition, if a
                                            portfolio company is sold, merged or goes public, we
                                            will distribute either cash or stock in either the
                                            portfolio company or the acquiring company.

Investment advisory services..............  Our investment adviser is meVC Advisers, Inc and our investment sub-adviser is Draper Fisher Jurvetson MeVC
                                            Management Co., LLC.

Principal strategies......................  Our investment strategies include:

                                            - Focus our investments on young companies that have not
                                            yet sold shares in an initial public offering and, in
                                              our opinion, exhibit the greatest potential for high
                                              long-term growth.
                                            - Direct our investments to information technology
                                            companies, primarily in the Internet, e-commerce,
                                              telecommunications, networking, software, and intranet
                                              infrastructure industries, and to companies operating
                                              in other new or emerging markets.
                                            - Exercise investment discipline through pro-active risk
                                              management and diversification.
                                            - Leverage the expertise, contacts and superior access
                                            to potential investments that the members of Draper
                                              Advisers have gained through many years of venture
                                              capital investing.
                                            - Enhance the competitiveness of our portfolio companies
                                            by providing them with significant managerial
                                              assistance.

Use of proceeds...........................  We will use the proceeds from the offering to invest in portfolio companies in accordance with our investment
                                            objective and strategies. We may also invest up to 10%
                                            of our net assets in an index of publicly-traded
                                            information technology companies seeking to enhance the
                                            yield on our longer-term reserves for follow-on
                                            investments in portfolio companies. We anticipate that
                                            we will initially raise $      in proceeds from this
                                            offering. We expect that it will take two years before
                                            we are substantially invested in portfolio companies.

Distributions.............................  We will distribute annually at least 90% of the net dividend and interest income we receive from our
                                            investments. During the period in which we are
                                            evaluating and selecting portfolio companies in which to
                                            invest, we will invest our capital primarily in
                                            short-term investment grade securities. These
                                            investments will generate interest income for
                                            distribution to our stockholders. However, as we invest
                                            the proceeds of this offering in portfolio companies, we
                                            will have less interest income available for
                                            distribution to you.

                                            We also intend to distribute any realized capital gains
                                            we generate. In addition, if a portfolio company is
                                            sold, merged or goes public, we may distribute cash or
                                            stock in either the portfolio company or the acquiring
                                            company.

Suitability requirements..................  To purchase our shares, you should either have (i) a net worth of at least $150,000 (not including the value of
                                            your home) or (ii) a net worth of at least $50,000 (not
                                            including the value of your home) and annual gross
                                            income of at least $50,000. You should not purchase our
                                            shares if you believe you may need to sell our shares in
                                            the near term. You should not invest more than 10% of
                                            your net worth in our shares.

Sales fees and commissions................  Our shares are initially being offered through a group of brokers and dealers selected by meVC Advisers. We
                                            will pay the sales fees and commissions to these brokers
                                            and dealers on each sale of our shares.

Listing on national exchange..............  We intend to list our shares on a national securities exchange approximately three to twelve months following
                                            this offering.

                             FEE TABLE AND SYNOPSIS

    You can expect to bear, directly or indirectly, the following costs and expenses in connection with an investment in shares of our common stock.

                               OFFERING EXPENSES

STOCKHOLDER TRANSACTION EXPENSES(1)

    TRANSACTION EXPENSES (AS A PERCENTAGE OF THE OFFERING PRICE PER SHARE)


Sales commission............................................        %
Dividend Reinvestment Plan fees.............................    None
                                                              ------
    TOTAL STOCKHOLDER TRANSACTION EXPENSES..................        %
                                                              ======


------------------------

(1) Does not include offering expenses incurred in connection with our
     organization, which are estimated to be $      and which will be paid from
    the net proceeds of the offering.

                                ANNUAL EXPENSES

ANNUAL EXPENSES


    ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS ATTRIBUTABLE TO COMMON
SHARES)


Management fee to meVC Advisers(2)..........................     2.5%
                                                              ------
    TOTAL ANNUAL EXPENSES...................................     2.5%
                                                              ======

------------------------

(2) meVC Advisers has agreed to pay Draper Advisers an amount equal to 40% of the total management fee meVC Advisers receive from us.

                   EXAMPLE OF COSTS AND EXPENSES CALCULATION

                                                                 1          3          5          10
                                                                Year      Years      Years      Years
                                                              --------   --------   --------   --------
Assuming a 5% annual return, you can expect to pay the
  following amount in annual management fees on a $1,000
  investment................................................    $26        $81        $138       $292

    Our actual rate of return may be greater or less than the hypothetical 5% return used above. The 5% return is merely a hypothetical return that is required by law to be used to demonstrate the costs and expenses of an investment in shares of our common stock, and does not reflect our expectation of the actual return that you may or may not realize from an investment in our shares.

    THIS EXAMPLE DOES NOT INCLUDE CARRIED INTEREST COMPENSATION, WHICH IS TIED TO OUR GENERATION OF NET CAPITAL GAINS ON OUR INVESTMENTS.

                                  RISK FACTORS

    You should carefully consider the following risk factors in addition to the other information set forth in this prospectus before purchasing our shares. Investing in our common stock involves a high degree of risk. Purchasing shares of our common stock carries significant risk of losing some or all of your investment.

                                INVESTMENT RISK


INVESTING IN OUR COMMON STOCK IS HIGHLY SPECULATIVE AND YOU COULD LOSE SOME OR ALL OF THE AMOUNT YOU INVEST.


    The value of our common stock may decline and may be affected by numerous market conditions. The securities markets frequently experience extreme price and volume fluctuation which affect market prices for securities of companies generally, and technology companies in particular. Because of our focus on the technology sector, our stock price is likely to be impacted by these market conditions. General economic conditions, and general conditions in the Internet and high technology industries, will also affect our stock price.


                             VENTURE CAPITAL RISKS


THE INABILITY OF OUR PORTFOLIO COMPANIES TO COMMERCIALIZE THEIR TECHNOLOGY OR CREATE OR DEVELOP A COMMERCIALLY VIABLE PRODUCT WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

    The possibility that these companies will not be able to commercialize their technology or product concept presents significant risk associated with investing in emerging growth information technology companies. Additionally, although some of our portfolio companies may already have a commercially successful product or product line when we invest, information technology products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies may depend on their ability to continually innovate in increasingly competitive markets.

THE INABILITY OF OUR PORTFOLIO COMPANIES TO SUCCESSFULLY MARKET THEIR PRODUCTS WOULD HAVE A NEGATIVE IMPACT ON OUR INVESTMENT RETURNS.

    Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Commercial success is difficult to predict and the marketing efforts of our portfolio companies may not be successful.

AN INVESTMENT STRATEGY FOCUSED PRIMARILY ON PRIVATELY-HELD COMPANIES PRESENTS CERTAIN CHALLENGES, INCLUDING THE LACK OF AVAILABLE INFORMATION ABOUT THESE COMPANIES, A DEPENDENCE ON THE TALENTS AND EFFORTS OF ONLY A FEW INDIVIDUALS AND A GREATER VULNERABILITY TO ECONOMIC DOWNTURNS.

    We will invest primarily in privately-held companies. Generally, very little public information exists about these companies and we will be required to rely on the ability of Draper Advisers to obtain adequate information to evaluate the potential returns from investing in these companies. Moreover, these companies typically depend upon the management talents and efforts of a small group of individuals and the loss of one or more of these individuals could have a significant impact on the investment returns from a particular portfolio company. Also, these companies frequently have less diverse product lines and smaller market presence than larger competitors. They are thus generally more vulnerable to economic downturns and may experience substantial variations in operating results.

OUR PORTFOLIO COMPANIES WILL LIKELY HAVE SIGNIFICANT COMPETITION, BOTH FROM OTHER EARLY-STAGE COMPANIES AND MORE ESTABLISHED COMPANIES.

    Emerging growth companies often face significant competition, both from other early-stage companies and from more established companies. Early-stage competitors may have strategic capabilities such as an innovative management team or an ability to react quickly to changing market conditions, while more established companies may possess significantly more experience and greater financial resources than our portfolio companies.

OUR INVESTMENT RETURNS WILL DEPEND ON THE SUCCESS OF OUR PORTFOLIO COMPANIES AND, ULTIMATELY, THE ABILITIES OF THEIR KEY PERSONNEL.

    Our success will depend upon the success of our portfolio companies. Their success, in turn, will depend in large part upon the abilities of their key personnel. The day-to-day operations of our portfolio companies will remain the responsibility of their key personnel. Competition for qualified personnel is intense at any stage of a company's development and high turnover of personnel is common in information technology companies. The loss of one or a few key managers can hinder or delay a company's implementation of its business plan. Our portfolio companies may not be able to attract and retain qualified managers and personnel. Any inability to do so may negatively impact our investment returns.

OUR PORTFOLIO COMPANIES WILL LIKELY HAVE A NEED TO RAISE ADDITIONAL EQUITY FINANCING WHICH MAY NOT BE AVAILABLE.

    Most of our portfolio companies will require substantial additional equity financing to satisfy their continuing working capital requirements. Each round of venture financing is typically intended to provide a company with enough capital to reach the next stage of development. We cannot predict the circumstances or market conditions under which our portfolio companies will seek additional capital. It is possible that one or more of our portfolio companies will not be able to raise additional financing or may be able to do so only at a price or on terms which are unfavorable to us.

                               RISKS OF THE FUND

THERE IS CURRENTLY NO MARKET FOR OUR SHARES AND WE DO NOT INTEND TO LIST OUR SHARES ON AN EXCHANGE UNTIL THREE TO TWELVE MONTHS FOLLOWING THIS OFFERING. EVEN IF A SECONDARY MARKET FOR OUR SHARES DOES DEVELOP, BECAUSE WE ARE A CLOSED-END FUND, OUR SHARES MAY TRADE AT A DISCOUNT TO THEIR NET ASSET VALUE.


    There is currently no secondary market for our shares and we do not anticipate that one will develop in the near future, if ever. We do not intend to list our shares on a securities exchange until three to twelve months following this offering. Additionally, because we are a closed-end investment company, we cannot redeem our shares on an ongoing basis and our stockholders cannot exchange their shares of our common stock for shares of any other fund. Therefore, it will be very difficult for you to sell your shares in the short term. Even after the development of a secondary trading market, shares of closed-end investment companies often trade below their net asset value.



WE ARE A CLOSED-END INVESTMENT COMPANY AND WILL NOT REDEEM OUR SHARES. HISTORICALLY, THE SHARES OF CLOSED-END FUNDS HAVE TRADED AT A DISCOUNT TO THEIR NET ASSET VALUE.



    We are a closed-end fund and we do not intend to redeem our shares at the request of shareholders. This means that if you wish to sell our shares you must do so on the market at the then prevailing price. Historically, the shares of closed-end funds have traded at a discount to their net asset value.


WE ARE NOT LIKELY TO REALIZE RETURNS ON OUR INVESTMENTS IN PORTFOLIO COMPANIES FOR SEVERAL YEARS. THUS, AN INVESTMENT IN SHARES OF OUR COMMON STOCK IS ONLY APPROPRIATE FOR INVESTORS WHO DO NOT NEED SHORT-TERM LIQUIDITY IN AN INVESTMENT IN OUR SHARES.

    We intend to make investments as rapidly as possible consistent with our investment objective. However, it is likely that a significant period of time will be required before we are able to fully invest the proceeds of this offering. Additionally, a venture capital investment typically takes at least several years before the portfolio company is in a position to sell its shares in a public offering or engage in a sale or merger. The securities of our portfolio companies will be "restricted" under Rule 144 of the Securities Act and thus can not be sold unless we satisfy the requirements of Rule 144. Accordingly, it will likely be several years before we are able to sell our investments and make any distributions of gains to our stockholders.


WE HAVE NOT YET IDENTIFIED ANY PORTFOLIO COMPANY INVESTMENTS.

    We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock, increasing the uncertainty and thus risk of investing in our common stock.



VALUING OUR PORTFOLIO IN THE FUTURE WILL BE DIFFICULT AND INEXACT AND MAY NOT REFLECT THE TRUE VALUE OF OUR INVESTMENTS IN PORTFOLIO COMPANIES.


    Our board of directors will value our portfolio from time to time based on their best estimate of the value of each of our individual investments in portfolio companies. There is typically no public market for the securities of small, privately-held companies. Our board of directors may also consult with accounting firms, investment banks and other consulting firms when needed, to assist in valuation of our investments. Portfolio valuation, however, is inherently subjective. The net asset value set by our board of directors may not reflect the price at which you could sell our shares in the open market.

BOTH THE FUND AND OUR INVESTMENT ADVISER WERE ONLY RECENTLY FORMED AND HAVE NO PRIOR OPERATING HISTORY. THUS, OUR SUCCESS WILL DEPEND, TO A LARGE DEGREE, ON THE EXPERTISE AND EXPERIENCE OF THE MEMBERS OF DRAPER ADVISERS.

    Although the members of Draper Advisers have considerable experience in making venture capital investments, both the fund and meVC Advisers were only recently formed and have no operating history. Our success is, to a large degree, dependent upon the expertise and experience of the members of Draper Advisers and its ability to attract and retain quality personnel.

A CHANGE IN OUR RELATIONSHIP WITH DRAPER ADVISERS COULD HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.

    Achieving our investment objective depends in large part on our ability to leverage the experience, contacts and specialized knowledge in venture capital investing of the members of Draper Advisers. The sub-advisory agreement may be terminated by the fund, meVC Advisers or Draper Advisers by delivering written notice of termination at least 60 days prior to the effective date of termination. In the event the sub-advisory agreement is terminated, our success will depend in large part on our ability to obtain investment advisory services similar to those offered by Draper Advisers. We may experience difficulty in obtaining comparable services. If we are unable to obtain these services, or we are only able to do so on less favorable terms than those offered by Draper Advisers, it will have a significant negative impact on our investment returns.

CHANGES IN THE COMPOSITION OF DRAPER ADVISERS MAY HAVE AN ADVERSE EFFECT ON OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE.

    Achieving our investment objective depends in large part on our ability to leverage the experience, contacts and specialized knowledge in venture capital investing of the members of Draper Advisers. Over the life of the fund, membership in Draper Advisers may change, having an adverse effect on our ability to achieve our investment objective.

OUR ABILITY TO ACHIEVE OUR INVESTMENT OBJECTIVE DEPENDS UPON OUR ABILITY TO CO-INVEST IN PORTFOLIO COMPANIES WITH OTHER FUNDS MANAGED BY THE MEMBERS OF DRAPER ADVISERS.


    Our success depends, in large part, on our ability to leverage the experience, contacts and specialized knowledge of the venture capital fund managers employed by Draper Advisers. We expect that most, if not all, of our investments will be made in portfolio companies in which an affiliate of Draper Advisers has already invested or in portfolio companies in which we will co-invest with an affiliate of Draper Advisers. The Investment Company Act limits our ability to perform transactions with affiliated parties. We intend to apply to the SEC for exemptive relief that will allow us to make co-investments with affiliated parties. Although the SEC has routinely granted similar relief in the past, we cannot be certain that our specific request will be granted. Even if we are granted the requested relief, it will likely be subject to conditions. Specifically, we expect that prior to investing with an affiliated party, meVC Advisers will be required to present the investment opportunity to our board of directors for its review and, furthermore, that at least a majority of our independent directors must conclude that:


    - The terms of the proposed transaction are reasonable and fair to us and our stockholders,

    - The transaction is consistent with the interests of our stockholders and with our investment objective and policies,

    - We will not be disadvantaged by making, maintaining or disposing of the investment, and

    - The terms of our participation in the investment are at least as good as the terms given to our affiliated entity.

    Our board of directors has adopted these policies for the review of all affiliated investments.

OUR RETURNS MAY BE SIGNIFICANTLY LOWER THAN THOSE EXPERIENCED BY OTHER FUNDS MANAGED BY MEMBERS OF DRAPER ADVISERS.

The Fund will pursue an investment strategy similar to the strategy employed by other funds managed by members of Draper Advisers. However, there can be no assurance that we will experience investment returns or operating results that are comparable to the returns and results achieved by these other funds. Our returns and results could be substantially lower.

THE MARKET FOR VENTURE CAPITAL INVESTMENTS IS HIGHLY COMPETITIVE. IN SOME CASES, OUR STATUS AS A REGULATED INVESTMENT COMPANY MAY HINDER OUR ABILITY TO PARTICIPATE IN INVESTMENT OPPORTUNITIES.

    We will likely face substantial competition in our investing activities from private venture capital funds, investment affiliates of large industrial and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated investment company, we are required to disclose quarterly the name and business description of portfolio companies and value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in a given portfolio company. Additionally, other regulations, current and future, may make us less attractive investors to a given portfolio company than a private venture capital fund not subject to the same regulations.


THE VENTURE CAPITAL BUSINESS IS GROWING, AND WITH MORE CAPITAL READILY AVAILABLE, OUR SUCCESS WILL BE LARGELY DEPENDENT ON A CONTINUING SUPPLY OF FAVORABLE INVESTMENT OPPORTUNITIES.


    There has been a significant amount of new capital invested in venture capital funds in recent years and this trend is likely to continue. With the amount of capital available, some companies that may have had difficulty in obtaining funding in the past may be able to do so, notwithstanding that the chances for success in these investments may be marginal. In addition, there is likely to be an increasing amount of competition among venture capital funds for the best investment prospects, particularly in the Internet and information technology sectors. Thus, our success will be largely dependent on our ability to find the most favorable opportunities in a highly competitive venture capital market, while avoiding the marginal prospects.


OUR SUCCESS WILL BE SIGNIFICANTLY AFFECTED BY THE STATE OF THE SECURITIES MARKETS IN GENERAL, AND MORE SPECIFICALLY BY THE MARKET FOR INITIAL PUBLIC OFFERINGS AND THE MARKET FOR THE INFORMATION TECHNOLOGY SECTOR.


    We anticipate that a substantial portion of our returns will be realized through initial public offerings of our portfolio companies. The market for initial public offerings is cyclical in nature. Thus, we cannot be certain that the securities markets will be receptive to initial public offerings, particularly those of early-stage companies. Any adverse change in the market for public offerings could significantly impact our ability to realize our investment objective. Our ability to achieve attractive investment returns will also depend upon the availability of strategic or financial acquirers for our portfolio companies. The interest of potential buyers in acquiring our portfolio companies will vary with general economic conditions and the valuations that they are willing to place on our portfolio companies will vary with the valuations of comparable publicly-traded companies.

IF WE ARE UNABLE TO COMPLY WITH SUBCHAPTER M OF THE INTERNAL REVENUE CODE IN ANY GIVEN YEAR, WE WILL LOSE PASS-THROUGH TAX TREATMENT FOR THAT YEAR, WHICH COULD SUBSTANTIALLY REDUCE THE AMOUNT OF INCOME AVAILABLE FOR DISTRIBUTION TO OUR STOCKHOLDERS.

    We intend to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify for Subchapter M status, we must meet income distribution and diversification requirements. In each year in which we are able to meet the requirements of Subchapter M, we will generally not be subject to federal taxation on net investment income and net capital gains that we distribute to our stockholders. If we are not able to meet the requirements of Subchapter M in any given year, however, our income would be fully taxable at the federal level, which could result in a substantial reduction in income available for distribution to our stockholders.

IF YOU ARE AN ERISA PLAN OR AN IRA, YOU MUST DETERMINE THAT THE INVESTMENT IN SHARES OF OUR COMMON STOCK IS PRUDENT AND MEETS YOUR INVESTMENT GUIDELINES. WE CAN MAKE NO GUARANTEE THAT OUR ASSETS WILL NOT BE CONSIDERED "PLAN ASSETS" OF YOUR PLAN OR IRA.

    If you are an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, ERISA, the fiduciary acting on your behalf when investing in shares of our common stock should satisfy itself that an investment in the shares is consistent with the prudence standards of Section 404 of ERISA and is prudent in light of your cash needs and other ERISA requirements. If you are an ERISA plan or an individual retirement account, IRA, you should assure yourself that the investment is not a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code. The Department of Labor has issued regulations that characterize the assets of some entities as "plan assets" of the ERISA plans and IRAs that invest in those entities. We anticipate that our shares will be considered "publicly offered securities" within the meaning of the regulations, and our assets would not be considered plan assets. However, we strongly urge you or your fiduciaries to consult your own advisers prior to purchasing shares of our common stock. Our certificate of incorporation and bylaws contain provisions that may deter hostile takeovers.

OUR CERTIFICATE OF INCORPORATION PROVIDES FOR OUR BOARD OF DIRECTORS TO BE DIVIDED INTO THREE CLASSES OF DIRECTORS SERVING STAGGERED THREE-YEAR TERMS.

    Other provisions in our certificate may limit the ability of our stockholders to remove a director from office and to convert from a closed-end investment company to an open-end investment company. Finally, our bylaws limit the ability of our stockholders to call a special meeting of stockholders. These provisions may serve to deter a hostile takeover which could deprive you of opportunities to sell your shares at a premium over prevailing market prices.

                                USE OF PROCEEDS


    We expect the net proceeds to us from the sale of shares of our common stock
in this offering to be approximately $          . We have not allocated any
portion of the net proceeds to any particular investment. We intend to use substantially all of the net proceeds for investment in accordance with our investment objective. Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries. Until we have identified appropriate investments in accordance with our investment objective, we may invest all of our excess cash in short-term, interest-bearing investment-grade securities or guaranteed obligations of the U.S. government.


    We may also invest up to 10% of our net assets in an index of publicly-traded information technology companies seeking to enhance the yield on our longer-term reserves for follow-on investments in portfolio companies.

    We will invest at least 50% of our total assets in accordance with our investment objective within two years after the completion of this offering. This lengthy period is due to the rigorous review process that Draper Advisers will undertake in an effort to select the best possible portfolio companies for investment. The investment review process will typically include:

    - Management interviews

    - Reference checks

    - Company and industry assessment

    - Market analysis

    - Competitive analysis

    - Risk analysis

    - Scenario modeling

    We anticipate that we will only invest in a small percentage of companies and business plans that Draper Advisers evaluate.

                                    BUSINESS

    We are a newly organized, closed-end investment company that has elected to be treated as a business development company under the Investment Company Act. A business development company is a closed-end company organized under the laws of, and having its principal place of business in, the United States that is operated for the purpose of making investments primarily to foster smaller, developing businesses and makes available significant managerial assistance to the businesses in which it invests. For Internal Revenue Service purposes, we are classified as a non-diversified investment company under Subchapter M of the Code. Our investment adviser is meVC Advisers, Inc., or meVC Advisers. Our investment sub-adviser is Draper Fisher Jurvetson MeVC Management Co., LLC, or Draper Advisers. Both meVC Advisers and Draper Advisers are registered investment advisers under the Advisers Act.

    meVC Advisers will implement our investment objective and strategies and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance efforts.

    Draper Advisers will identify, structure and negotiate investments for the fund, as well as monitor and assist our portfolio companies. There are 18 members of Draper Advisers, including Timothy C. Draper, John H. N. Fisher, Steve T. Jurvetson, and 15 other experienced venture capital managers located throughout the country. Collectively, members of Draper Advisers have over 50 years of venture capital investing and entrepreneurial management experience, and have raised in excess of $800 million in over ten venture capital funds.

    The members of Draper Advisers manage their own private venture capital funds, and most investments of the fund will be co-investments alongside these private funds. Our board of directors will review all co-investments with affiliated funds.

                 INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
                              INVESTMENT OBJECTIVE

    Our investment objective is long-term capital appreciation from venture capital investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries. We will invest only in companies that we believe will experience high growth over the long term. After carefully selecting our portfolio companies, we will seek to enhance their competitiveness by providing them with significant managerial assistance in strategy formulation, recruiting, and general business operations. We will seek to provide returns to our stockholders through long-term appreciation in the value of our portfolio companies and through distributions of capital gains on our investments. In addition, if a portfolio company is sold, merged or goes public, we may distribute cash or stock in either the portfolio company or the acquiring company.

                              PRINCIPAL STRATEGIES

    We plan to use the following principal strategies to accomplish our investment objective:

    FOCUS ON YOUNG COMPANIES

    - Focus our investments on young companies that have not yet sold shares in an initial public offering and, in our opinion, exhibit the greatest potential for high long-term growth.

    EMPHASIZE INFORMATION TECHNOLOGY BUSINESSES

    - Focus our investments on companies operating in the information technology markets, primarily the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries, which we believe have significant potential for continued high growth.

    - Direct our investments to companies in new markets and to companies in existing markets with new technologies that we believe have the greatest possibility of success in the marketplace.

    EXERCISE INVESTMENT DISCIPLINE

    - Spread our risk by investing in many companies located throughout the country and in many different sectors of information technology.

    - Provide additional funding to our best-performing portfolio companies and, conversely, decline follow-on investments in portfolio companies that have not performed according to our expectations.

    LEVERAGE NATIONAL VENTURE CAPITAL PRESENCE OF DRAPER FISHER JURVETSON

    - Build on the expertise, contacts and deal flow of Draper Fisher Jurvetson and its growing venture capital affiliate network.

    ENHANCE THE COMPETITIVE ADVANTAGE OF THE COMPANIES IN WHICH WE INVEST

    - Assist our portfolio companies in operations and general business strategy with a goal of positioning them for larger follow-on rounds of financing.

    - Help build superior management teams for the companies in which we invest.

                            FOCUS ON YOUNG COMPANIES

    We believe that young companies have the greatest potential for growth. We intend to focus our investments in young companies that have not yet sold shares in an initial public offering. We intend to invest relatively small amounts of capital in early financing rounds. We will then work to prepare our portfolio companies for larger follow-on rounds of financing from our fund, affiliated funds, as well as venture capital firms specializing in mid- to late-stagventure capital financing.

                  EMPHASIZE INFORMATION TECHNOLOGY BUSINESSES

    We plan to emphasize investments in information technology companies, primarily in the Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure industries. We believe that the information technology sector offers outstanding growth opportunities, and many new markets in which emerging companies can thrive.

    Although new areas of investment opportunity will continue to emerge, the following are examples of the areas of investment interest we have today:

    - Internet applications and services

    - Optoelectronics and fiber optics

    - Intranet applications (front office and back office automation)

    - Datacommunications, telecommunications and wireless advances

    - E-commerce (business-to-business and business-to-commerce)

    - Bandwidth improvement software and hardware

    - Semiconductors with high intellectual property content

    - Groupware applications

    - Knowledge management applications

    - Electronic design automation advances

    - Telephony software applications

    - Networking software advances

    In addition, we plan to identify and invest in attractive new technology markets as they develop.

                         EXERCISE INVESTMENT DISCIPLINE

    We plan to diversify our investment portfolio in order to increase our chances of investing in companies with high returns, and in an effort to offset the impact of investments in companies that yield losses. We intend to monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. We plan to decline additional investments in portfolio companies that do no continue to show promise. We will, however, seek to reinvest in the highest performing portfolio companies, in an effort to reap greater positive returns as a whole, and to protect our investments from dilution.

    We believe that risk management is essential to achieving our investment objective. We will manage our risk through extensive portfolio diversification. We intend to invest in at least fifty different companies, although the actual number of companies in which we invest will be a function of total funds available. We anticipate that no more than 5% of our assets, based on the cost of our investments, will be committed at any one time to any one company. We also intend to balance our portfolio by industry and geography:

    - INDUSTRY. We intend to invest in a number of different sectors of information technology, including Internet, e-commerce, telecommunications, networking, software, and intranet infrastructure.

    - GEOGRAPHY. We intend to invest in several regions throughout the country. Our initial focus will be in many areas where high-growth-potential information technology companies are being created, including the Northeast, Mid-Atlantic, Southwest, and Northwest regions of the United States. Many of these regions are not as well served by existing venture capital firms as northern California, and therefore may offer improved opportunities for venture capital investing. We will seek to continue to expand our efforts into promising regions of technological innovation.

                   LEVERAGE NATIONAL VENTURE CAPITAL PRESENCE


    Draper Fisher Jurvetson has established and continues to expand its network of venture capital affiliates located in several metropolitan regions of the United States. We intend to leverage the specialized investment knowledge and local presence of the venture capital affiliate network assembled by Draper Fisher Jurvetson to provide us with investment opportunities and portfolio company oversight. Following is the current list of the name and location of venture capital firms with whom we intend to co-invest:


    - Draper Fisher Jurvetson Partners, Redwood City, CA -- Main Office

    - Zone Ventures, Los Angeles, CA

    - Draper Atlantic, Reston, VA

    - Draper Triangle Ventures, Pittsburgh, PA

    - Wasatch Venture Fund, Salt Lake City, UT

    - Timberline Venture Partners, Vancouver, WA

    - Draper Fisher Jurvetson Gotham Ventures, New York City, NY

    We intend to utilize the investment expertise, contacts, networks, access to deal flow, and company monitoring and managerial assistance capabilities of Draper Fisher Jurvetson and its venture capital affiliates. We intend to leverage these resources and to co-invest with Draper Fisher Jurvetson and one or more of its venture capital affiliates when such investments are in your best interests.

      PROVIDE SIGNIFICANT MANAGERIAL ASSISTANCE TO OUR PORTFOLIO COMPANIES

    Through Draper Advisers, we intend to provide significant managerial assistance and guidance to our portfolio companies. Such assistance will include serving on the board of directors of many of the companies in which we invest, as well as providing expertise in developing and implementing business strategy and tactics, selecting and recruiting management personnel, and general business development. We believe that such assistance will enable us to exercise significant influence with respect to such matters as financing, budgeting, marketing, management selection and exit strategy of our portfolio companies. We will also introduce the companies in which we invest to appropriate business partners and sources of capital for larger rounds of follow-on financing.

                                   MANAGEMENT
                             DIRECTORS AND OFFICERS

    Our board of directors is responsible for all aspects of our management and day-to-day operations. Initially, we intend to have five directors, three of whom are independent, as required by the Investment Company Act, and two affiliated directors, one from meVC Advisers and one from Draper Advisers. Our board of directors will have exclusive control of our business and operations, including the selection and retention of our Investment Adviser. Except as otherwise required by law or our certificate of incorporation, our stockholders will have no rights to participate in our business or operations.

    Timothy C. Draper is Chairman, Chief Executive Officer and a director of the fund. Mr. Draper is also Managing Director of Draper Fisher Jurvetson Funds VI and V, of Draper Fisher Associates Funds III and IV, a General Partner of Draper Associates II, and sole Managing Partner of Draper Associates. He is also a Managing Director of Draper Franchise, LLC, an entity established to help set-up and manage remote venture capital funds. Since 1985, various funds with which he is affiliated have funded more than 150 companies. Before founding Draper Associates, Mr. Draper worked in high-technology corporate finance for Alex. Brown & Sons. Before that, he worked as a Marketing Engineer for Hewlett-Packard, and was Assistant to the President at Apollo Computer. Mr. Draper currently serves on the board of directors of GoTo, PLX Technology, Tumbleweed Software, and various private companies, including meVC.com. Mr. Draper received his B.S. in Electrical Engineering from Stanford University and his M.B.A. from the Harvard Business School.

    Peter S. Freudenthal is Vice-Chairman and a director of the fund. Mr. Freudenthal is also co-founder, President, and Chairman of the Board of meVC.com, Inc. Previously, Mr. Freudenthal was a Senior Biotechnology Equity Research Analyst and a Vice President with Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Freudenthal also served as Director of Healthcare Research at Brean Murray & Company, a privately held investment bank in New York. Mr. Freudenthal attended the Yale School of Medicine where he focused on Neurosurgery and Trauma Surgery. Prior to medical school, Mr. Freudenthal was Senior Graduate Fellow in the Laboratory of Immunology & Cellular Physiology at The Rockefeller University in New York, as well as a National Science Foundation Fellow and a David C. Scott Foundation Fellow. From 1981 to 1985, Mr. Freudenthal was a Thomas J. Watson Scholar at the IBM Research Center in Yorktown, New York. Mr. Freudenthal received his B.S. with a double major in Molecular Biophysics & Biochemistry and Molecular Biology from Yale College.

    We will appoint three independent directors.

    Andrew E. Singer is President of the fund. Mr. Singer is also co-founder, Chief Executive Officer and a director of meVC.com, Inc. Previously, Mr. Singer was a Senior Associate at Robertson Stephens & Company. Before joining Robertson Stephens, Mr. Singer was Director of New Business at The Shansby Group, a venture capital fund managing approximately $120 million of investor capital. Mr. Singer also served as a Financial Analyst at The Blackstone Group, a boutique investment bank, where he evaluated investments for Blackstone's $800 million leveraged acquisition fund and provided strategic advisory services to portfolio companies of the fund. Mr. Singer received his B.A. in East Asian Studies, cum laude with distinction in the major, from Yale College and his M.B.A. with distinction from the Harvard Business School.

    Paul Wozniak is Vice President, Chief Financial Officer and Treasurer of the fund. Mr. Wozniak is also Vice President, Operations for meVC.com, Inc. Mr. Wozniak has fourteen years experience in international fund management operations. Previously, Mr. Wozniak served in various operational roles, most recently as Vice President and Director, Mutual Fund Operations, at GT Global Inc./AIM Funds. At GT Global, Mr. Wozniak was responsible for the overall management of the mutual fund accounting and pricing groups for the GT Global mutual fund family, comprising over $10 billion in 37 funds invested worldwide. Mr. Wozniak also served as an officer of both GT Global Inc. and the GT Global Family of Funds. Mr. Wozniak received his B.S. in Accounting from the University of Scranton.

    Kenneth Priore is Secretary of the fund. Mr. Priore is also Internal Counsel and Director of Policy and Compliance for meVC.com, Inc. Formerly, Mr. Priore was employed with Charles Schwab & Co. in San Francisco. Most recently, Mr. Priore served as Managing Attorney: Third Party Actions, Arbitration and Litigation, for the Office of Corporate Counsel at Charles Schwab & Co., where he managed an active litigation docket of over 400 open matters representing over $100 million in customer assets. Prior to that, Mr. Priore served as Policy Director, where he was responsible for strategic planning and participated in product development teams for retail financial services and e-commerce applications. Mr. Priore also served as a Corporate Attorney at Charles Schwab & Co. Mr. Priore received his B.A. from Tufts University and his J.D. from Tulane Law School.

                             THE INVESTMENT ADVISER

    meVC Advisers is our investment adviser. meVC Advisers was incorporated in Delaware in November 1999. meVC Advisers is a wholly-owned subsidiary of meVC.com. The executive offices of meVC.com and meVC Advisers are located at 991 Folsom Street, Suite 301, San Francisco, California 94107. meVC Advisers is a registered investment adviser under the Advisers Act. meVC Advisers currently has two directors and four officers, all of whom are our affiliates, as defined in the Investment Company Act.

    meVC Advisers will implement our investment objective and strategies, and will set our strategic and operational direction. meVC Advisers will also manage our day-to-day operations, including our accounting, finance, marketing, record-keeping and regulatory compliance.

    In return for its services, we have agreed to pay to meVC Advisers an annual management fee equal to 2.5% of our average weekly net assets, payable in monthly installments, and annual incentive compensation equal to 20% of our annual realized capital gains net of realized and unrealized capital losses.

    Mr. Singer is Chief Executive Officer of meVC Advisers and a member of its board of directors.

    Mr. Freudenthal is President of meVC Advisers and Chairman of its board of directors.

    Mr. Wozniak is Vice President, Operations of meVC Advisers.

    Mr. Priore is Secretary of meVC Advisers.

    Pursuant to the terms of the Investment Advisory Agreement, either party may terminate the agreement by delivering written notice of termination to the other party at least 60 days prior to the effective date of termination. In the event the Investment Advisory Agreement is terminated, our board of directors will select a new Investment Adviser to implement our investment objective and strategies. meVC Advisers and Draper Advisers have agreed that in the event either is terminated by the board of directors of the fund, the other will permanently terminate any advisory relationship with the fund.

                           THE INVESTMENT SUB-ADVISER

    meVC Advisers has retained Draper Advisers to serve as our Investment Sub-Adviser, with responsibility for evaluating, investigating and selecting our portfolio investments. Draper Advisers was formed in November 1999. The Managing Member of Draper Advisers is Timothy C. Draper, and its Non-Managing Members are the partners of Draper Fisher Jurvetson and its six venture capital affiliates. The executive offices of both Draper Fisher Jurvetson and Draper Advisers are located at 400 Seaport Court, Suite 250, Redwood City, California 94063. Draper Advisers is a registered investment adviser under the Advisers Act.

    In return for its services as Investment Sub-Adviser, Draper Advisers will receive from meVC Advisers an amount equal to 40% of the management fee we pay to meVC Advisers. meVC Advisers has also agreed to pay Draper Advisers 90% of the carried interest it receives from the fund. The investment sub-advisory agreement may be terminated by meVC Advisers, Draper Advisers or us upon written notice of such termination to each of the other parties at least 60 days prior to the effective date of termination.

    Mr. Draper is the Managing Member of Draper Advisers.

    John H. N. Fisher is a Non-Managing Member of Draper Advisers. Mr. Fisher is also a Managing Director of Draper Fisher Jurvetson based in Northern California. Previously, Mr. Fisher was a venture capitalist at ABS Ventures. In addition to his venture capital experience, Mr. Fisher served as Strategy Consultant to software maker Abacus Concepts (acquired by SAS Institute), as Financial Analyst in investment banking for Alex. Brown & Sons and as Account Executive in the Capital Markets Group at Bank of America. Mr. Fisher currently serves on the board of directors of Wit Capital and various private companies. He also served on the board of directors of Medior prior to its acquisition by America Online, WebLine Communications prior to its acquisition by Cisco Systems, and C2B prior to its acquisition by Inktomi. Mr. Fisher received his B.S. magna cum laude from Harvard College and his M.B.A. from the Harvard Business School.

    Steven T. Jurvetson is a Non-Managing Member of Draper Advisers. Mr. Jurvetson is a Managing Director of Draper Fisher Jurvetson based in Northern California. Previously, Mr. Jurvetson was an R&D Engineer at Hewlett-Packard. His prior technical experience also includes computer and instrumentation design, materials science research, and programming at HP's PC Division, the Center for Materials Research, and Mostek. He has also worked in product marketing at Apple Computer and NeXT. Additionally, Mr. Jurvetson was a Consultant at Bain & Company. He currently serves on the board of directors of Kana Communications and various private companies. He served on the board of directors of Hotmail from its inception through its acquisition by Microsoft. Mr. Jurvetson also serves on the Merrill Lynch Technical Advisory Board and the Microsoft Advisory Board for the Silicon Valley Developer Center. Mr. Jurvetson received his B.S. in Electrical Engineering as the Henry Ford Scholar as well as his M.S. in Electrical Engineering from Stanford University. He also received his M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

    Jennifer Scott Fonstad is a Non-Managing Member of Draper Advisers. Ms. Fonstad is also a Director at Draper Fisher Jurvetson based in Northern California. Previously, she worked with SensAble Technologies, a start-up pioneering three-dimensional haptics solutions. Ms. Fonstad also worked at the Planning Technologies Group, where she focused on strategy development for companies in the software and healthcare information industries, and led a team in the design, prototyping, testing, and launch of a novel health-information system. In addition, Ms. Fonstad worked for a start-up in Central Europe and as an Associate Consultant with Bain & Company. She served on the board of directors of iShip.com until it was purchased by Stamps.com, and currently serves on the boards of NetZero and various private companies. She received her B.S. cum laude from Georgetown University and her M.B.A. with distinction from the Harvard Business School. Ms. Fonstad is also a Kauffman Fellow.

    Warren Packard is a Non-Managing Member of Draper Advisers. Warren Packard is also a Director at Draper Fisher Jurvetson based in Northern California.
Mr. Packard co-founded Angara Database Systems, a venture funded software firm focused on commercializing a high performance, main-memory database technology. Prior to co-founding Angara, he was an Associate at Institutional Venture Partners. Mr. Packard also served as a Senior Principal Engineer in the New Business and Advanced Product Development Group at Baxter International. He currently serves on the board of directors of Digital Impact, Direct Hit Technologies, Fogdog Sports and various private companies. Mr. Packard received his B.S. and M.S. in Mechanical Engineering: Smart Product Design from Stanford University and is a member of Phi Beta Kappa. He also received his M.B.A. from the Stanford Graduate School of Business, where he was an Arjay Miller Scholar.

    John Backus is a Non-Managing Member of Draper Advisers. Mr. Backus is also a Managing Partner of Draper Atlantic based in Reston, Virginia. Prior to founding Draper Atlantic, Mr. Backus was a founding investor and the President and Chief Executive Officer of US Order/InteliData Technologies, leading US Order from initial revenue generation through a $65 million initial public offering in 1995. During the past 15 years he has negotiated over 15 merger, acquisition, divestiture, venture investment, and corporate finance transactions with a combined value in excess of $500 million. Mr. Backus currently serves on the board of directors of Amazing Media, iSay.com, Singleshop.com, and World Airways and is the Vice-Chairman of the Northern Virginia Technology Council. Mr. Backus received his B.A. in Economics from Stanford University and his M.B.A. from the Stanford Graduate School of Business.

    Jim Lynch is a Non-Managing Member of Draper Advisers. Mr. Lynch also serves as a Managing Partner of Draper Atlantic based in Reston, Virginia. Prior to founding Draper Atlantic, Mr. Lynch served as a general partner for the Polaris Fund, investors in Redgate Communications and Medior, both acquired by America Online. Prior to joining the Polaris Fund, Mr. Lynch taught finance at INCAE, a Costa Rican based graduate school of business affiliated with Harvard University. On behalf of Draper Atlantic, Mr. Lynch currently serves on the board of directors of MultiCity, Roku and 2Wrongs. Mr. Lynch received his B.A. cum laude in Economics from Yale College and his M.B.A. from the Harvard Business School.

    Daniel Rua is a Non-Managing Member of Draper Advisers. Mr. Rua is also a Principal of Draper Atlantic based in Reston, Virginia. Prior to joining Draper Atlantic, Mr. Rua advised International Fiberoptic Technologies on strategic, marketing and funding issues. Mr. Rua also provided Internet customer value analysis and strategic planning for TotalSports, an Internet sports information startup. His consulting efforts have been recognized by the NC Small Business and Technology Development Center. Prior to his consulting efforts, Mr. Rua worked 7 years in IBM's Networking Software group. He currently serves on the board of directors of AuctionRover.com, neoButler.com and 2Wrongs.com. Mr. Rua received his B.S. in Computer Engineering from the University of Florida. He also received his J.D. with honors from the University of North Carolina School of Law and his M.B.A. with Dean's Scholar distinction from the Kenan-Flagler Business School.

    Todd J. Stevens is a Non-Managing Member of Draper Advisers. Mr. Stevens is also Managing Director of the Wasatch Venture Fund based in Salt Lake City, Utah. At Wasatch, Mr. Stevens has overseen investments in over 40 early-stage high-technology companies. Prior to establishing the Wasatch Venture Fund, Mr. Stevens was an experienced finance executive, having raised over $450 million in debt and equity for Utah companies during the pervious ten years. He also worked in real estate development, planning and control for Homart Development (a subsidiary of Sears) and as Treasurer for a Utah-based publicly traded company. Mr. Stevens serves on the board of directors of several portfolio companies including InsurQuote Systems and Sandbox Entertainment, as well as MACC Private Equities Inc. He recieved his B.S. in Accounting and Management from the University of Utah and his M.B.A. from the Harvard Business School.

    Kent I. Madsen is a Non-Managing Member of Draper Advisers. Mr. Madsen is also a Partner of the Wasatch Venture Fund based in Salt Lake City, Utah. Previously, Mr. Madsen worked for Ford Motor Company in the Advanced Technology Group. He then transferred to Ford's China Operations where he helped to write, present and negotiate joint venture proposals. Mr. Madsen then relocated to head the Product Development efforts at the newly established joint venture in China. Presently, Mr. Madsen serves on the board of directors of theDial, EdgeMail Technologies, 1800weddings, Alta Technology and ZZSoft. Mr. Madsen received his B.S. in Mechanical Engineering and Applied Mechanics from the University of Pennsylvania. He also received his M.S. in Mechanical Engineering from the University of Michigan and his M.A. in International Studies, earned as a Lauder Fellow, from the Lauder Institute at the University of Pennsylvania. Mr. Madsen also received his M.B.A. is from The Wharton School.

    Frank M. Creer is a Non-Managing Member of Draper Advisers. Mr. Creer is also a Managing Director and a co-founder of Zone Ventures based in Los Angeles, California. Mr. Creer is also a Partner of the Wasatch Venture Fund based in Salt Lake City, Utah. Mr. Creer has worked in management consulting for small to medium size technology businesses and has also placed financing for a diverse range of real estate developments. Mr. Creer also worked in the development group of a publicly traded company where he was involved in financial analysis and economic feasibility studies of proposed projects. Mr. Creer currently serves on the board of directors of AllPets, Inc., emWare, Inc., e-Style, Inc., GoWarehouse.com, Perks.com, and ZKey.com. Mr. Creer received his B.S. in University Studies with a Finance and Entrepreneurial emphasis from the University of Utah.

    David L. Cremin is a Non-Managing Member of Draper Advisers. Mr. Cremin is also a Partner and co-founder of Zone Ventures based in Los Angeles, California. With over nine year of experience working as an entrepreneur, Mr. Cremin specializes in developing high growth businesses. Prior to Zone Ventures, he served as President of Vis-a-Vis Entertainment, a start up entertainment information content provider, where he continues to serve as a director. Before that, Mr. Cremin worked in strategic planning at Citicorp Credit Services. Mr. Cremin currently serves on the board of directors of Digitoy, Inc. (Rocket Radio), LassoPower, Inc., ShowBIZ Data, Inc. and Zone Communications, Inc. As an advocate for the growth of a technology culture in Southern California, Mr. Cremin founded the Zone Club, a non-profit civic organization, which serves to unite isolated Southern California groups, companies, associations and entrepreneurs related to technology and new media. Mr. Cremin received his B.S. in Industrial Engineering from Stanford University.

    N. Darius Sankey is a Non-Managing Member of Draper Advisers. Dr. Sankey is also a Partner of Zone Ventures based in Los Angeles, California. Dr. Sankey has over five years of experience working on communications, optoelectronics and network technologies. Previously, Dr. Sankey was a Consultant at McKinsey & Company. Prior to McKinsey, Dr. Sankey worked in strategic planning, consulting and R&D positions at Portland Software, AT&T Solutions, RAND and AT&T Bell Laboratories. In addition, Dr. Sankey has focused research efforts on business development and product marketing for e-commerce businesses in the areas of communications services, enterprise software systems, financial services, and digital content management. He currently sits on the boards of StaticOnline.com, ElectricPal.com, and 3GA, Inc. Dr. Sankey received his B.S. degrees in Physics and Electrical Engineering from M.I.T. and his Ph.D. in Optical Engineering from the Institute of Optics, University of Rochester.

    William R. Kallman is a Non-Managing member of Draper Advisers. Mr. Kallman is also Managing Partner of Timberline Ventures. Mr. Kallman has over 14 years of high-technology industry operating and entrepreneurial experience as a board member, CEO/President, and business development executive. Mr. Kallman has guided and managed multi-stage technology venture development, assembled and led senior management and technical teams, and raised venture capital, venture leasing, and corporate partner strategic funding for early-stage companies. He serves on the board of directors of the Oregon Entrepreneur Forum and several Timberline portfolio companies including Applied Inference, Bidpath.com, MusicCity.com, and Zairmail. Mr. Kallman has additional prior experience in marketing and sales, operations, and engineering from Kollmorgen, Cray Research, and Hewlett-Packard. Mr. Kallman received his B.A. in Chemistry from Reed College, his M.S. in Material Science & Engineering from Stanford University, and his M.B.A. from the Harvard Business School.

    Jeffrey C. Tung is a Non-Managing member of Draper Advisers. Mr. Tung is also Managing Partner of Timberline Ventures. Mr. Tung has over 14 years of experience as an early-stage information technology venture capital investor, including Documentum. From its inception in 1989 to its completion in 1997, Mr. Tung was a Vice President and a Partner of Xerox Technology Ventures (XTV), a corporate-backed venture capital fund. Prior to XTV, Mr. Tung was an Associate Partner at KBA Partners, a $100 million technology venture investment fund. Before that, Mr. Tung worked as a Product Manager for Networking Products at Intel and a Project Leader at Lockheed Martin. Mr. Tung has served on the board of directors and interim CEO for many portfolio companies including XTV, Documentum, and presently at Timberline's Virtual Relocation, eTrieve. Mr. Tung received his B.S. and his M.S. degrees in Electrical Engineering from M.I.T. and his M.B.A. from the Harvard Business School.

    Ross H. Goldstein is a Non-Managing member of Draper Advisers. Mr. Goldstein is also a Managing Partner and co-founder of Draper Fisher Jurvetson Gotham Ventures based in New York City. Prior to co-founding Draper Fisher Jurvetson Gotham, Mr. Goldstein was Executive Vice President and Chief Financial Officer of Interactive Imaginations, Inc., the predecessor company to 24/7 Media, Inc. Prior to joining Interactive Imaginations, Mr. Goldstein was with Morgan Stanley for 13 years, where he had most recently been a senior banker responsible for equity financings for the firm's technology, telecommunications and media clients such as Netscape, America Online, Silicon Graphics and Applied Materials.

Mr. Goldstein serves on the advisory board of directors of PassLogix, Inc. Mr. Goldstein received his B.S. in Applied Mathematics-Economics, magna cum laude from Brown University and his M.B.A. from the Stanford University Graduate School of Business.

    Daniel J. Schultz is a Non-Managing member of Draper Advisers. Mr. Schultz is also a Managing Partner and a co-founder of Draper Fisher Jurvetson Gotham Ventures based in New York City. Mr. Schultz has spent his career advising, financing and investing in emerging technology, telecom and other growth companies. Over the last 14 years, Mr. Schultz has held various senior equity positions with Lehman Brothers in New York and London. Most recently, Mr. Schultz managed the firm's venture capital and private equity financing department raising over $300 million in 16 transactions for a variety of Internet, software, new media, information services and healthcare companies. Prior to that Mr. Schultz was responsible for securing, structuring and executing equity offerings for emerging growth companies in the U.S., Europe and Israel. Mr. Schultz is a Limited Partner in an existing international technology venture capital fund and is an investor in a number of private venture-stage companies, including Active Impulse Systems, PassLogix and System Management ARTS. He is a member of the Investment Committee of the endowment fund of the American Friends of The Hebrew University and is the Assistant Treasurer for the group. Mr. Schultz received his A.B. in Economics from Columbia University.

    Joseph A. Katarincic, Jr. is a Non-Managing member of Draper Advisers. Mr. Katarincic is also a Manging Director of Draper Triangle Ventures. He is also a Principal of Triangle Capital Corporation and of Lycos Ventures. Previously, Mr. Katarincic served as Vice President - Corporate Development and General Counsel of J. Edward Connelly Associates, Inc., a diversified holding company, where he was responsible for all corporate acquisitions, divestitures and financings. Prior to that, Mr. Katarincic was an Associate at Skadden, Arps, Slate, Meagher & Flom, an international law firm. Mr. Katarincic serves on the board of directors of Exonic Systems Corp. Mr. Katarincic received his B.A. in Economics from the College of the Holy Cross, his J.D. from the University of Pittsburgh School of Law and his M.B.A. from the Carnegie Mellon University Graduate School of Industrial Administration.

                       VALUATION OF PORTFOLIO SECURITIES

    On a [quarterly] basis, and at such other times as deemed appropriate under the circumstances, our board of directors will prepare a valuation of our assets.

    As a general principle, the current fair value of an investment is the amount that we might reasonably expect to receive for the asset if it were currently sold by us. There is a range of values that is reasonable for investments in private companies at any particular time. Generally, our board of directors will initially set the fair value of each of our investments at cost. Upon the occurrence of a significant development or other factor affecting a portfolio company, including results of operations, changes in general market conditions, subsequent financing or the availability of market quotations, our board of directors will determine whether such events provide a basis for valuing such investment at a number other than cost.

    We anticipate that many of our investments for which a public market does not exist will be restricted securities under the Securities Act. Whenever possible, Draper Advisers will negotiate for registration rights for us in connection with our investments. The value for investments for which no public market exists cannot be precisely determined. Generally, our board of directors will value such investments on a going concern basis without considering disposition costs.

    Our board of directors will value our portfolio investments for which market quotations are readily available and which are freely transferable as follows:
(i) securities traded on a securities exchange or the Nasdaq Market will be valued at the closing price on the day the securities are being valued and
(ii) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the trading day the securities are being valued. Our board of directors will value those portfolio investments for which market quotations are readily available but are restricted from free trading in the public securities markets, including stock subject to Rule 144 under the Securities Act, by discounting the closing price or the closing bid and asked prices for the last trading day prior to the date of valuation to reflect the illiquidity imposed by the Rule 144 restrictions, but taking into consideration whether we have any contractual registration rights. For this purpose, an investment that is exercisable for or convertible into a security for which market quotations are readily available or otherwise contains the right to acquire such a security will be deemed to be an investment for which market quotations are readily available, but the value of the security will be reduced by any consideration to be paid by us in connection with the exercise or conversion.

    With respect to any debt securities in our portfolio with a maturity date within 60 days of the valuation date, our board of directors will value such securities using the amortized cost method. Securities with a maturity date of more than 60 days after the valuation date for which there is a market and which are freely transferable will be valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. Certificates of deposit held in our portfolio will generally be valued at their face value, plus accrued interest.

    The fair value of investments for which no market exists and for which our board of directors has determined that the original cost of the investment is no longer an appropriate valuation will be determined on the basis of procedures established in good faith by our board of directors. Valuations will be based upon such factors as earnings and net worth, the market price of similar securities of comparable companies and an assessment of future financial prospects. In the case of unsuccessful operations, the valuation may be based upon anticipated liquidation proceeds.

    Our board of directors may also consider, when available, a follow-on investment in a portfolio company's securities as the basis of valuation. This method of valuing a follow-on investment will be used only with respect to completed transactions or firm offers involving an arms-length negotiation between issuer and investor. Securities with legal, contractual or practical restrictions on transfer may be valued at a discount from their value determined by the foregoing methods to reflect these restrictions.

    Our board of directors will review its valuation policies from time to time and make any necessary adjustments. Our board of directors may also hire independent consultants to review our valuation procedures or to conduct an independent valuation.

    To determine the net asset value per share of our common stock, the value of our assets, including our portfolio securities, will be determined by our board of directors, our liabilities, if any, will be subtracted, and the difference will be divided by the number of outstanding shares of our common stock on the date of valuation.

    The value of our portfolio securities is inherently subjective. Our net asset value, as determined by the board of directors, may also not fully reflect the price at which you could sell your shares in the secondary market, if a secondary market for our shares had developed.

                       INVESTMENT COMPANY ACT REGULATION

    We have elected to be regulated as a business development company under the Investment Company Act. A business development company is defined as a domestic, closed-end company that is operated for the purpose of making specific types of investments and that makes available significant managerial assistance to the companies in which it invests.

    As a business development company, we are required to have:

    - At least 70% of our investments in eligible assets before investing in non-eligible assets, and

    - We must provide or make available significant managerial assistance to our portfolio companies.


    Business development companies are exempt from certain provisions of the Investment Company Act of 1940 and the Investment Advisers Act of 1940. Specifically, as a business development company we are regulated only by those portions of the Investment Company Act pertaining to business development companies and are not required to register as an investment company and are otherwise exempt from the majority of the provisions of the Investment Company Act. The provisions that we are subject to are somewhat less stringent than those pertaining to registered investment companies. In addition, as a business development company were are able to base the compensation that we pay to our investment adviser and investment sub-adviser on our performance, which is otherwise prohibited by the Investment Advisers Act. We believe that this compensation structure will assist us in attracting highly qualified investment advisers and investment sub-advisers.


                                ELIGIBLE ASSETS

    Eligible assets include:

    - Securities of an eligible portfolio company which are purchased from that company in a private transaction. An eligible portfolio company is a company that:

       - is organized and has its principal place of business in the United States,

       - subject to certain narrowly defined exceptions, is not itself a registered investment company,

       - has no class of securities listed on a national securities exchange or on a dealers' margin list,

       - is actively controlled by a business development company, either alone or acting as part of a controlling group, and an affiliate of the business development company serves on such company's board of directors, or


       - meets certain other criteria as may be established from time to time by the Securities and Exchange Commission pursuant to its rule-making authority.



    - Securities received by the business development company in connection with its ownership of securities of an eligible portfolio company, or


    - Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

                       SIGNIFICANT MANAGERIAL ASSISTANCE

    Significant managerial assistance includes:

    - Any arrangement in which a business development company offers to provide, and, if accepted, provides, significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or

    - The exercise by a business development company of a controlling influence over the management or policies of a portfolio company by the business development company acting individually or as part of a group acting together which controls the portfolio company.

                          DESCRIPTION OF CAPITAL STOCK

                                  COMMON STOCK

    The table below sets forth certain information about our capital stock.


                                                                                            (4)
                                                                                          AMOUNT
                                                (2)                 (3)                 OUTSTANDING
                   (1)                        AMOUNT      AMOUNT HELD BY THE FUND   EXCLUSIVE OF AMOUNT
TITLE OF CLASS                              AUTHORIZED      OR FOR ITS ACCOUNT        SHOWN UNDER (3)
--------------                              -----------   -----------------------   -------------------
Common Stock, $.01 par value..............  150,000,000              (0)                    250


    Holders of shares of our common stock are entitled to one vote per share on all matters submitted for action by our stockholders. Our stockholders do not have cumulative voting rights with respect to the election of directors and, thus, the holders of a majority of our outstanding shares can, if they choose to do so, elect all of our directors. The holders of shares of our common stock are entitled to receive dividends when, as and if declared by our board of directors out of funds legally available for this purpose.

    If we are liquidated, dissolved or wound up, holders of our common stock are entitled to share ratably in all of our remaining assets after payment of any outstanding liabilities and after we have provided any liquidation preference on any other class of our capital stock. Holders of shares of our common stock have no conversion, preemptive or other subscription rights, nor do shares of our common stock carry redemption rights. All of the outstanding shares of our common stock are, and the shares offered in this offering, when issued against payment for them, will be, fully-paid and non-assessable.

         CERTAIN ASPECTS OF OUR CERTIFICATE OF INCORPORATION AND BYLAWS

    CLASSIFIED BOARD

    Our certificate of incorporation provides for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms. As a result, a portion of our board of directors will be elected each year. Timothy C. Draper and Peter S. Freudenthal have been designated Class I directors whose terms expire at the 2000 annual meeting of stockholders. [Name to come] has been designated as a Class II director whose term expires at the 2001 annual meeting of stockholders. [Name to come] and [Name to come] have been designated as Class III directors whose terms expire at the 2002 annual meeting of stockholders. This classification of the board of directors may delay or prevent a change in control of our company or in our management.

    EXECUTIVE OFFICERS

    Executive officers are appointed by the board of directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of our directors, officers or key employees.

    BOARD COMMITTEES

    Our board of directors has established an audit committee and a compensation
committee. The audit committee currently consists of Messrs.               and
              . The audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent accountants. The compensation committee currently consists of Messrs.
              and

              . The compensation committee reviews and recommends to the board of directors the compensation and benefits of our employees.

    EXECUTIVE COMPENSATION

    Since we are newly organized, we have not yet paid compensation to any of our directors or officers.

    LIMITATIONS ON DIRECTORS' LIABILITY AND INDEMNIFICATION

    Our certificate of incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except liability for any of the following:

    - any breach of their duty of loyalty to the corporation or its stockholders;

    - acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

    - unlawful payments of dividends or unlawful stock repurchases or redemptions; or

    - any transaction from which the director derived an improper personal benefit.

    This limitation of liability does not apply to liabilities arising under the federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

    Our certificate of incorporation also provides that, to the fullest extent permitted under Delaware law, our directors may participate in other business or investing activities, even if such other activities are in competition with our business. Moreover, in the event any of our directors are involved in any such activities:

    - they may, but are not obligated to, offer us the opportunity to participate in such activities;

    - the Fund will have no claim on or right to receive any income or profit which such directors may derive from any such activities; and

    - such directors will not be liable to the Fund or its stockholders for monetary damages for loss of corporate opportunity or otherwise because of their participation in any such activities.

    - Our certificate of incorporation and bylaws provide that we shall indemnify our directors and executive officers and may indemnify our other officers and employees and other agents to the fullest extent permitted by law. We believe that indemnification under our bylaws covers at least negligence and gross negligence on the part of indemnified parties. Our bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in such capacity, regardless of whether our bylaws would permit indemnification.

    We have entered into agreements to indemnify our directors and executive officers, in addition to indemnification provided for in our bylaws. These agreements, among other things, provide for indemnification of our directors and executive officers for expenses, judgments, fines and settlement amounts incurred by any such person in any action or proceeding arising out of such person's services as a director or executive officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and executive officers.

    The limited liability and indemnification provisions in our certificate of incorporation and bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty and may reduce the likelihood of derivative litigation against our directors and officers, even though a derivative litigation, if successful, might otherwise benefit us and our stockholders. A stockholder's investment in us may be adversely affected to the extent we pay the costs of settlement or damage awards against our directors or officers under these indemnification provisions.

    At present, there is no pending litigation or proceeding involving any of our directors, officers or employees in which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

    DELAWARE ANTI-TAKEOVER LAW AND CHARTER AND BYLAW PROVISIONS

    Provisions of Delaware law and our certificate of incorporation and bylaws could make the following more difficult:

    - the acquisition of us by means of a tender offer;

    - acquisition of us by means of a proxy contest or otherwise; or

    - the removal of our incumbent officers and directors.

    These provisions, summarized below, are expected to discourage coercive takeover practices and inadequate takeover bids. These provisions are also designed to encourage persons seeking to acquire control of us to first negotiate with our board. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because negotiation of such proposals could result in an improvement of their terms.

    ELECTION AND REMOVAL OF DIRECTORS. Our board of directors is divided into three classes. The directors in each class will serve for a three-year term, one class being elected each year by our stockholders. This system of electing and removing directors may tend to discourage a third party from making a tender offer or otherwise attempting to obtain control of us because it generally makes it more difficult for stockholders to replace a majority of the directors.

    STOCKHOLDER MEETINGS. Under our certificate of incorporation, only the board of directors, the Chairman of the Board, Vice Chairman, Chief Executive Officer or President may call special meetings of stockholders.

    ADOPTION, AMENDMENT OR REPEAL OF OUR BYLAWS. Our certificate of incorporation provides that any adoption, amendment or repeal of our Bylaws will require the approval of:

    - at least 66-2/3% of the total number of our authorized directors, irrespective of any vacancies that may exist on the board of directors at the time; or

    - the holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

    REMOVAL OF DIRECTORS. Our certificate of incorporation provides that our stockholders may remove one or more of our directors only for cause and only with the affirmative approval of the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter.

    CONVERSION TO OPEN-END INVESTMENT COMPANY. Our certificate of incorporation provides that any proposal to convert us from a closed-end investment company to an open-end investment company will require the affirmative approval of (i) at least 75% of our continuing directors and (ii) the holders of at least 75% of the then outstanding shares of our capital stock entitled to vote on the matter. A continuing director is any director:

    - who is not a person or affiliate of a person who enters or proposes to enter into a business combination with us; and

    - who has been a director for at least 12 months; or

    - who is a successor of a continuing director who is not a person or affiliate of a person who enters or proposes to enter into a business combination with us and was appointed to the board of directors by a majority of the continuing directors.

    REQUIREMENTS FOR ADVANCE NOTIFICATION OF STOCKHOLDER NOMINATIONS AND PROPOSALS. Our bylaws establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of the board of directors.

    AMENDMENT OF CHARTER PROVISIONS. The amendment of any of the above provisions would require approval by holders of at least 66-2/3% of the then outstanding shares of our capital stock entitled to vote on the matter.

                                ANNUAL MEETINGS

    We intend to hold annual meetings of our stockholders to elect our directors and take such other action as may be necessary or appropriate if we are required to do so under applicable law or rules of exchanges or other applicable regulatory agencies.

                                 DISTRIBUTIONS

    At least one time per year, we will make distributions of cash and securities to you of at least 90% of the net investment income we receive from interest and dividends plus net short-term capital gains. We intend to make the first distribution, which will likely be comprised entirely of investment income from short-term investments in accordance with our investment objective, by December 31, 2000. If we incur indebtedness, however, the Investment Company Act limits our ability to make distributions if at any time our "asset coverage ratio" is below 300%.

    If any of our portfolio companies elects to sell its shares in an initial public offering, or if we receive publicly-traded stock from an acquirer of one of our portfolio companies, the board of directors may distribute pro rata our shares or a portion of our shares of that company's capital stock. Any shares we distribute may be subject to certain transfer restrictions, including a lock-up period which may prohibit you from selling the distributed shares for up to six months.

    We intend to qualify for the special tax treatment provided under Subchapter M of the Internal Revenue Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income and net short-term capital gains). These distributions will be taxable to you as ordinary income or capital gains. You may be proportionately liable for taxes on income and gains of the Fund, but, if you are not subject to tax on your income, should not be required to pay tax on amounts distributed to you. We will inform stockholders regularly of the amount and nature of our income and gains. A more detailed discussion of the federal income tax considerations applicable to us and to an investment in shares of our common stock is included in the SAI under the heading "Federal Income Tax Matters."

                           DIVIDEND REINVESTMENT PLAN

    All of our stockholders who hold shares of common stock in their own name will automatically be enrolled in our Dividend Reinvestment Plan, or the Plan. All such stockholders will have their cash dividends and distributions
automatically reinvested by                    , or the Plan Agent, in
additional shares of our common stock. Any stockholder may, of course, elect to receive his or her dividends and distributions in cash. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual stockholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for stockholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, or your broker or other nominee, as the case may be, in writing.

    The Plan Agent serves as agent for the stockholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those stockholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Administrator. If the market value of a share of our common stock on the record date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.

    The Plan Agent will maintain all stockholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the stockholder and such stockholder will be considered the beneficial owner of such shares for all purposes.

    There is no charge to stockholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Stockholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

    We may terminate the Plan at any time. We may also amend the Plan upon providing written notice to stockholders participating in the Plan at least thirty days prior to such amendment. You may withdraw from the Plan upon written request to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

                                  UNDERWRITING


    The underwriters named below, for whom and            are acting as
representatives have severally agreed, subject to the terms and conditions contained in the underwriting agreement with us, to purchase from the us the number of shares set forth below opposite their respective names.


                                                               NUMBER
UNDERWRITER                                                   OF SHARES
-----------                                                   ---------


    We are obligated to sell, and the underwriters are obligated to purchase, all of the shares offered hereby, if any are purchased. The Participating Institutions consist of the underwriters named above and any broker-dealer or financial institution that has signed the Soliciting Dealer Agreement.



    We have agreed to pay to the underwriters compensation in the gross amount
of $     per Share (  % of the offering price per share) or an aggregate amount
of $          ($          assuming full exercise of the over-allotment option)
for all Shares covered by this prospectus. Such payment will be our legal obligation and made out of its own assets and will not in any way represent an obligation of our shareholders. We will pay offering expenses of $
($          if the underwriters' over-allotment option is exercised in full)
which will be deducted from the total proceeds of the offering. The underwriters, through the Representatives, have advised the us that the underwriters propose to offer the shares set forth above at the offering price set forth on the cover page of this prospectus, that the underwriters may allow
a concession of $     per share to certain dealers and that such dealers may
reallow a concession of up to $     per share to certain other dealers. After
the initial public offering, the offering price and the concessions may be changed by the Representatives.



    We have granted to the underwriters an option, exercisable for 45 days from
the date of this Prospectus to purchase up to an additional           shares at
the offering price set forth on the cover page of this prospectus. Such option may be exercised at any time or from time to time during such 45-day period, but no more than three times. The underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the shares offered hereby. To the extent such option to purchase is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares as the number set forth next to such
underwriter's name in the preceding table bears to           .



    The Representatives have informed us that the underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.



    In order to meet the requirements for listing the Shares on a national exchange the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial holders. The minimum investment requirement is 100
Shares (or $     ).



    In the ordinary course of their businesses,                    , some of the
other underwriters and their respective affiliates in the future may engage in investment banking and financial transactions with us.



                                HOW TO SUBSCRIBE



    To purchase our shares, you must complete and execute a subscription agreement and arrange payment. Our shares are initially being offered through a group of brokers and dealers selected by meVC Advisers. Contact your individual broker to arrange a purchase of our shares.


                                 LEGAL MATTERS

    The validity of the shares of our common stock being offered for sale will be passed upon for us by Pillsbury Madison & Sutro LLP, San Francisco, California.

                                    EXPERTS


    Our Statement of Assets and Liabilities as of December 8, 1999 has been included herein in reliance upon the report of PricewaterhouseCoopers, San Francisco, California, independent auditors to the Fund, appearing elsewhere herein, and upon the authority of the same firm as experts in auditing and accounting.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION


                                                                PAGE
                                                              --------
Investment Policies.........................................      2
Management..................................................      4
Venture Capital Operations..................................      6
Investment Company Act Regulation...........................      7
Potential Conflicts of Interest.............................      8
Federal Income Tax Matters..................................      9
ERISA Matters...............................................     12
Transfer Agent and Registrar................................     13
Dividend Paying Agent.......................................     13
Custodian...................................................     13

                             ADDITIONAL INFORMATION

    We have filed with the Securities and Exchange Commission a registration statement on Form N-2 with respect to the shares of our Common Stock offered by this prospectus. This prospectus, which is a part of the registration statement, does not contain all of the information set forth in the Registration Statement or the exhibits and schedules which are a part of the registration statement. Additional information concerning us and our common stock is included in the Registration Statement and its exhibits and schedules. You may read and copy any document we file at the SEC's public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public from the SEC's website at HTTP://WWW.SEC.GOV.

    Upon completion of this offering, we will be subject to the information and periodic reporting requirements of the Securities Exchange Act and will file periodic reports, proxy statements and other information with the SEC. Such periodic reports, proxy statements and other information will be available for inspection and copying at the SEC's public reference room, from the SEC's website at HTTP:// WWW.SEC.GOV and from our website at HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP.

                       REPORT OF INDEPENDENT ACCOUNTANTS



    To the Shareholder and Trustees of
meVC Draper Fisher Jurvetson Fund I, Inc.:



    In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the meVC Draper Fisher Jurvetson Fund I, Inc. (the Fund), at December 8, 1999, in conformity with generally accepted accounting principles. This financial statement is the responsibility of the fund's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examing, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
San Francisco, California
December 13, 1999

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.



                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 8, 1999



ASSETS
Cash........................................................  $  5,000
Deferred offering costs.....................................   350,000
                                                              --------
    Total Assets............................................  $355,000
                                                              ========
LIABILITIES
Liabilities and accrued expenses............................   350,000
                                                              --------
    Total Liabilities.......................................  $350,000
                                                              ========
NET ASSETS..................................................  $  5,000
NET ASSETS CONSIST OF:
Shares of common stock, $.01 par value
150,000,000 shares authorized and subscribed................  $      3
Paid in capital in excess of par............................  $  4,997
NET ASSETS..................................................  $  5,000
                                                              ========
Net Asset Value Per Share...................................  $     20


------------------------

Based on net assets of $5,000 and 250 shares outstanding


The accompanying notes are an integral part of this financial statement.

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 8, 1999



1.  ORGANIZATION:



    meVC Draper Fisher Jurvetson Fund I, Inc. (the Fund) was organized as a Delaware corporation on December 2, 1999, and has applied to be a Business Development Corporation under the Investment Company Act of 1940. To date, the Fund has not had any transactions other than those related to organizational matters and the sale of 250 shares of beneficial interest to meVC.com, Inc., the parent company of meVC Advisors, Inc.



2.  SIGNIFICANT ACCOUNTING POLICIES



a.  Deferred Offering Costs:



    The fund has deferred certain initial public offering costs. These costs will be charged to Paid-in capital upon sale of the shares.



b.  Organization Costs:



    Costs relating to the organization of the Fund will be borne by meVC Advisors, Inc.



c.  Accounting Estimates



    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from those estimates.



3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS:



a. The fund has substantially agreed to the terms of an investment advisory agreement with meVC Advisers, Inc. (the Advisor). Pursuant to the investment advisory agreement, the Adviser is responsible for oversight of asset management and administration of the fund. The Fund pays the Adviser a monthly fee at the annual rate of 2.5% of the Fund's average weekly net assets, a portion of which is used to pay the Fund's Sub-Adviser. The fund shall also pay an annual incentive fee to the Advisor in an amount equal to 20% of the Fund's annual realized capital gains on its investments, net of realized losses and unrealized capital depreciation.



b. The Adviser has substantially agreed to the terms of a sub-adivsory agreement with Draper Fisher Jurvetson meVC Management Co., LLC (the Sub-Advisor). The Sub-Adviser provides all investment opportunities for approval by the Fund's board. For the Sub-Adviser's services, the Adviser pays the Sub-Advisor an annual investment sub-advisory fee equal to 1% of the funds' average net assets. Advisor shall also pay the Sub-Advisor an amount equal to 90% of the annual incentive fee paid by the Fund to the Advisor. The sub-advisory fees are not an additional expense of the Fund.

                       [INSIDE BACK COVER OF PROSPECTUS]

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.


                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND

                             ---------------------

                                          SHARES
                                 COMMON STOCK,
                                 $.01 PAR VALUE
                            ------------------------

                                   PROSPECTUS

                                          , 2000


    NO DEALER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITIES OTHER THAN THOSE TO WHICH IT RELATES OR AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, TO ANY PERSON IN ANY JURISDICTION WHERE SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF.



Until            , 2000, all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the obligation of the dealers to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions in connection with each sale made pursuant to this offering.


                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                                          , 2000

                   MEVC DRAPER FISHER JURVETSON FUND I, INC.
                 AN INFORMATION TECHNOLOGY VENTURE CAPITAL FUND

                          991 FOLSOM STREET, SUITE 301
                         SAN FRANCISCO CALIFORNIA 94111
                           TELEPHONE: (800) 830-1822
                           FACSIMILE: (415) 977-6160
                     HTTP://WWW.MEVC.COM/MEVCDRAPERFUND.ASP

                      STATEMENT OF ADDITIONAL INFORMATION


    This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the prospectus of meVC
Draper Fisher Jurvetson Fund I, Inc., dated            , 2000. A copy of the
prospectus may be obtained by contacting us at the address and telephone number set forth above.


    THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. A REGISTRATION STATEMENT RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE MAY NOT SELL THE SECURITIES UNTIL THE REGISTRATION STATEMENT IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THE SECURITIES TO WHICH IT RELATES AND IT IS NOT SOLICITING AN OFFER TO BUY SUCH SECURITIES IN ANY STATE WHERE THE OFFER, SOLICITATION OR SALE IS NOT PERMITTED.


        The date of the prospectus and this SAI is               , 2000

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                PAGE
                                                              --------
Investment Policies.........................................      2
Management..................................................      4
Venture Capital Operations..................................      6
Investment Company Act Regulation...........................      7
Potential Conflicts of Interest.............................      8
Federal Income Tax Matters..................................      9
ERISA Matters...............................................     12
Transfer Agent and Registrar................................     13
Dividend Paying Agent.......................................     13
Custodian...................................................     13

    YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THE PROSPECTUS AND IN THIS SAI. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT OR ADDITIONAL INFORMATION. YOU SHOULD NOT ASSUME THAT THE INFORMATION IN THE PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IS ACCURATE ON ANY DATE OTHER THAN THE DATE SET FORTH ON THE FRONT COVER OF THE PROSPECTUS OR OF THIS SAI.

    THE PROSPECTUS AND THIS SAI CONTAIN FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. WE USE WORDS SUCH AS "ANTICIPATES," "BELIEVES," "PLANS," "EXPECTS," "FUTURE," "INTENDS" AND SIMILAR EXPRESSIONS TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THIS PROSPECTUS ALSO CONTAINS FORWARD-LOOKING STATEMENTS ATTRIBUTED TO THIRD PARTY SOURCES RELATING TO ESTIMATES REGARDING VENTURE CAPITAL INVESTING AND THE GROWTH OF THE INTERNET, E-COMMERCE, TELECOMMUNICATIONS, NETWORKING, SOFTWARE AND INTRANET INFRASTRUCTURE INDUSTRIES. YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS FOR MANY REASONS, INCLUDING THE RISKS FACED BY US DESCRIBED IN "RISK FACTORS" AND ELSEWHERE IN THE PROSPECTUS AND IN THIS SAI.

                              INVESTMENT POLICIES

    Our venture capital investments will typically be negotiated directly with the issuer in private transactions. Our investments in portfolio companies will generally be in the form of preferred stock that is convertible to common stock under certain circumstances, including the sale by the company of shares of its common stock in an initial public offering. Preferred stock offers many advantages over common stock, including:

    - In the event the company is liquidated or sold, the holders of preferred stock receive payment prior to and in preference to the holders of common stock.

    - Preferred stockholders typically have protective provisions that can have the effect of prohibiting certain transactions, including a sale of the company, unless the holders of a majority of the preferred stock approve such transaction.

    - Holders of preferred shares are often granted the right to elect one or more members of the company's board of directors.

    We are not limited to investing in preferred stock, however, and retain the right to invest in other assets if such alternative investments are in your best interests. Such other assets might include common stock, debt securities (which may or may not be convertible into equity securities) and warrants or options to purchase equity securities.

                             TEMPORARY INVESTMENTS

    Pending investments in the types of securities described above, we will invest our cash in:

    - U. S. Government securities,

    - Repurchase agreements with federally-insured banks with a maturity date of seven days or less, the underlying instruments of which are securities issued or guaranteed by the federal government,

    - Certificates of deposit in a federally insured bank with a maturity date of one year or less and in a maximum amount equal to the limit on federal deposit insurance,

    - Deposit accounts maintained in a federally insured bank subject to withdrawal restrictions of one year or less, up to the limit of federal deposit insurance,

    - Certificates of deposit or deposit accounts in federally insured banks in excess of the maximum amount of deposit insurance if the insured bank is deemed to be well-capitalized by the Federal Deposit Insurance Corporation, and

    - We may also invest up to 10% of our net assets in an index of publicly-traded information technology companies seeking to enhance the yield on our longer-term reserves for follow-on investments in portfolio companies.

                             FOLLOW-ON INVESTMENTS

    After our initial investment, we anticipate that we will often provide additional or follow-on financing to the portfolio companies. Follow-on investments may be made pursuant to rights to acquire additional securities or otherwise increase our ownership position in a successful or promising company. We may choose to provide follow-on investments for a number of other reasons, including providing necessary financing for a company to implement its business plan, or develop a new line of business or product.

                                  INDEBTEDNESS

    We may use leverage to raise all or a portion of the funds required to make follow-on investments and to meet operating expenses. Such borrowing would normally occur in the later years of our operations when our investment portfolio may have significant value but limited liquidity.

                               AVERAGE INVESTMENT

    Our investment in any one of our portfolio companies will vary depending on the stage of the company's growth, the quality and completeness of its management team, the perceived business opportunity, the size of the investment sought by the issuing company and the expected return from our investment.

                                     MARGIN

    We will not:

    - Purchase any securities on margin, except for use of short-term credit necessary for the clearance of transactions,

    - Engage in short sales of securities, unless assets are sufficiently segregated or we otherwise own the securities, or

    - Purchase or sell commodities or commodity contracts, other than financial futures contracts, except as permitted by the Investment Company Act or in accordance with the terms of exemptive relief granted by the SEC.

                                   MANAGEMENT


                                                (2)                                (3)
             (1)                         POSITION(S) HELD                PRINCIPAL OCCUPATION(S)
    NAME, ADDRESS AND AGE                 WITH REGISTRANT                DURING PAST FIVE YEARS
-----------------------------  -------------------------------------  -----------------------------
Timothy C. Draper*   42        Chairman of the Board, Chief           Managing Partner, Draper
                               Executive Officer and Director         Associates, Redwood City,
                                                                      California.

Peter S. Freudenthal* 36       Vice Chairman and Director             Chairman of the Board,
                                                                      President and Director,
                                                                      meVC.com, Inc., San
                                                                      Francisco, California; Vice
                                                                      President and Senior Equity
                                                                      Research Analyst, Robertson
                                                                      Stephens & Company, San
                                                                      Francisco, California.

Andrew E. Singer     29        President                              Chief Executive Officer and
                                                                      Director, meVC.com, Inc., San
                                                                      Francisco, California;
                                                                      Investment Banker, Robertson
                                                                      Stephens & Company, San
                                                                      Francisco, California;
                                                                      Director of New Business, The
                                                                      Shansby Group, San Francisco,
                                                                      California.

Paul Wozniak        35         Vice President, Chief Financial        Vice President, Operations,
                               Officer and Treasurer                  meVC.com, Inc., San
                                                                      Francisco, California; Vice
                                                                      President and Director,
                                                                      Mutual Fund Operations, GT
                                                                      Global, Inc. / AIM Funds, San
                                                                      Francisco, California.

Kenneth Priore       30        Secretary                              Internal Counsel and Director
                                                                      of Policy and Compliance,
                                                                      meVC.com, Inc., San
                                                                      Francisco, California;
                                                                      Managing Attorney: Third
                                                                      Party Actions, Arbitration
                                                                      and Litigation, Office of
                                                                      Corporate Counsel, Charles
                                                                      Schwab & Co., San Francisco,
                                                                      California.


------------------------

*   Interested persons as defined in Section 2(a)(19) of the Investment Company
    Act.

    Our independent directors will receive payment of certain fees and reimbursement of their expenses as follows:

    - Compensation of       , payable in quarterly installments.

    - Compensation of       for each meeting of our board of directors, or a
      committee of the board of directors, in which each such independent director participates, either in person or by telephone, up to a maximum
      of       per year for attendance at meetings of the full board of
      directors and up to a maximum of       for attendance at meetings of any
      committee of the board of directors. In the event a committee meeting is held on the same day as a meeting of the full board of directors, we will pay each independent director in attendance only one attendance fee equal
      to       .

    - Reimbursement for out-of-pocket expenditures relating to attendance at meetings of the full board of directors or a committee of the board of directors and for other expenses.

    meVC Advisers will bear all fees and expenses associated with our independent directors.

    Pursuant to the investment advisory agreement with meVC Advisers, and subject to the supervision and oversight of our board of directors, meVC Advisers will be responsible for our day-to-day operations, administration and regulatory compliance, including the following:

    - Setting and maintaining our strategic direction;

    - Maintaining our financial records;

    - Preparing financial and accounting reports for presentation to our board of directors and stockholders and for filing with governmental agencies;

    - Calculating and publishing our net asset value;

    - Overseeing the preparation and filing of our tax returns;

    - Preparing and providing reports to our board of directors and stockholders; and

    - Overseeing generally the payment of our expenses and the performance of administrative and professional services rendered to us by others.

    meVC Advisers will also have responsibility, subject to oversight by our board of directors, of evaluating, investigating and selecting investments for our portfolio, including follow-on and temporary investments and borrowing.

    meVC Advisers will pay its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf, and has also agreed to pay certain of our costs and expenses, including the following:

    - Operating expenses incurred in the ordinary conduct of our business, including expenses associated with our office facilities and clerical, bookkeeping and record keeping services,

    - All expenses related to calculating and publishing our net asset value,

    - All of the fees and expenses payable to our independent directors,

    - All fees and expenses of our legal counsel, independent accountants, outside consultants, custodian and transfer agent and registrar,

    - All expenses related to printing and mailing share certificates, reports and notices to stockholders and proxy statements,

    - All expenses related to meetings of our directors and stockholders, and

    - All federal and state registration fees.

    Subject to the oversight and supervision of our board of directors, Draper Advisers will be responsible for:

    - Negotiating and structuring investments and implementing our investment objective, including analyzing and selecting our portfolio investments, and

    - Providing managerial assistance and guidance to the companies in which we invest by serving on the boards of directors, assisting in the selection of management personnel, performing market and product analysis, and the formulating marketing and financing strategies.

    Draper Advisers will pay all of its own costs and expenses, including any costs and expenses incurred by it when acting on our behalf for meVC Advisers.

                           VENTURE CAPITAL OPERATIONS

    Our venture capital investment operations will consist of the following basic activities:

                             INVESTMENT DEVELOPMENT

    We expect to receive investment proposals from many sources, including unsolicited proposals from the public, personal contacts of meVC Advisers and Draper Advisers and referrals from banks, lawyers, accountants, other members of the financial community, and executives and management of information technology companies.

                              INVESTMENT RESEARCH

    We intend to thoroughly research and investigate the risks and potential rewards of each investment prior to committing funds. Draper Advisers will evaluate our investment opportunities and assess new markets, the viability of new products and technologies, industry trends, financial requirements, competitive environments and the management team associated with a prospective investment. We may engage outside consultants from time to time to provide us with expertise in specialized areas.

                             INVESTMENT STRUCTURING

    An important factor in successful venture capital investing is structuring of the transaction, including the negotiation of price, type of security, restrictions on use of funds, commitments or rights to provide additional financing, control and involvement in the portfolio company's business, and liquidity. Most of our investments will be made through privately negotiated transactions with the company in which we are investing. Draper Advisers will conduct such negotiations on our behalf with a goal of maximizing our opportunity for long-term capital gains.

                        INVESTMENT LIQUIDATION AND EXIT

    The method and timing of the disposition of our portfolio investments are critical elements in maximizing our return. We expect to liquidate our investments primarily through a sale or merger of a portfolio company or through sales of a portfolio company stock after the portfolio company has sold its stock to the public in an initial public offering. We intend to seek exemptive relief from the SEC to exempt us from certain provisions of the Advisers Act that, if granted, will allow us to distribute to you shares of the capital stock of our portfolio companies that are no longer considered venture capital investments. We intend to thoroughly evaluate our options prior to making a stock distribution.

                       INVESTMENT COMPANY ACT REGULATION

    As described in the prospectus, the Investment Company Act places certain restrictions on the types of assets we may hold to maintain our qualification as a business development company, and requires us to provide or make available significant managerial assistance to the companies in which we invest. In addition, we are prohibited from investing in certain types of companies, including brokerage firms, insurance companies and investment banking firms.

    As a business development company, we are permitted, under certain specified conditions, to issue multiple classes of senior debt and a single class of interests senior to the shares of our common stock offered for sale pursuant to the prospectus. We can do so, however, only if our asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior interests, and we do not make any distribution to our stockholders or repurchase any shares of our common stock at any time when our asset coverage ratio has fallen below 200%.

    As a business development company, we may not alter or change our investment objective and policies in any manner whatsoever without the approval of our stockholders, as well as change our non-diversification status without stockholder approval. We may, in the future, seek to become exempt from regulation by the Investment Company Act.

    We are also prohibited under the Investment Company Act from knowingly participating in a joint transaction with an affiliate of any of our directors, meVC Advisers, Draper Advisers or any other entity managed by either of them. We believe it will be beneficial to you if we are allowed to co-invest with meVC Advisers, Draper Advisers, any affiliated entity of either of them and any other entity managed by either of them or their members or principals, provided that such co-investment is consistent with our investment objective. We believe co-investment with such entities will offer us the ability to achieve greater diversification and, together with the affiliated entity or entities with which we co-invest, to exercise greater influence on the companies in which we co-invest.

    To allow co-investment with our affiliated entities, we have applied to the SEC for exemptive relief to permit such co-investment on certain specified terms and condition, including the approval of the terms of our investment by at least a majority of our independent directors.

    We believe the SEC will grant exemptive relief to allow co-investment with affiliated entities only upon certain conditions, including the following:

    - Prior to entering into a co-investment transaction, Draper Advisers will make a written investment presentation to our independent directors outlining the terms of the proposed co-investment; and

    - After a thorough review of the terms of the transaction, at least a majority of our independent directors conclude that:

       - The terms of the proposed co-investment are reasonable and fair to us and our stockholders and do not involve overreaching on the part of any person concerned,

       - The transaction is consistent with our investment objective and policies and the interests of our stockholders,

       - The co-investment with an affiliated entity will not disadvantage us in making our investment, in maintaining our investment position, or in disposing of our investment, and

       - Our participation is on terms that are the same as those on which our affiliate invests or, if our terms are different than those of our affiliate, that our terms are not less advantageous to us as compared to the terms granted to our affiliate.

    In addition to the restrictions described above, the following persons are required to obtain the approval of a majority of our independent directors or, in some situations, the SEC before engaging in transactions involving us or the companies in which we invest:

    - Any person who owns, controls, or holds the power to vote more than 5% of our outstanding shares of voting stock,

    - Each director, executive officer and general partner of any such person, and

    - Each person who directly or indirectly controls, is controlled by, or is under common control with, such person.

                        POTENTIAL CONFLICTS OF INTEREST

                  OTHER ACTIVITIES OF THE INVESTMENT ADVISERS

    We do not anticipate having independent management or employees and will rely upon our directors, meVC Advisers and Draper Advisers for management and administration the fund, as well as the selection of our investments. The directors, officers and members of meVC Advisers and Draper Advisers may have conflicts of interest in allocating their time performing services for us and for other funds in which they are involved. Nevertheless, we believe that both meVC Advisers and Draper Advisers have sufficient personnel to satisfy all of their responsibilities. The members of Draper Advisers have legal and financial obligations with respect to their other funds that are similar to their obligations to us.

                   TIMING OF DISPOSITION OF FUND INVESTMENTS

    meVC Advisers and Draper Advisers each have an interest in our profits and losses. Their interests may, in some cases, be inconsistent with your interests with respect to the timing of disposition of our investments in portfolio companies. Our directors will, however, exercise supervisory and oversight authority over their actions. Our directors have a fiduciary duty imposed by applicable law to act in our best interests.

                      LEGAL AND ACCOUNTING REPRESENTATION

    Our legal counsel and independent accountants will likely be the same as those providing services to meVC Advisers. If a conflict in representation arises and cannot be resolved, or if the consent of the respective parties cannot be obtained to the continuance of such dual representation after full disclosure of such conflict, such professionals will withdraw from the representation of one or both of the parties with conflicting interests with respect to the matter involved. Our legal counsel and independent accountants have not acted and will not act on the behalf of any purchaser of shares of our common stock in connection with this offering. Each prospective purchaser of our shares should consult with its own counsel prior to purchasing our shares.

                       CONFLICTS WITH PORTFOLIO COMPANIES

    The interests of a company in which we invest may, from time to time, conflict with your best interests. If meVC Advisers or Draper Advisers becomes actively involved in the management of any of our portfolio companies, they will resolve such conflicts of interest in what they consider to be your best interests.

                           FEDERAL INCOME TAX MATTERS

    Prospective stockholders should consult their own tax advisers with respect to the tax considerations applicable to their purchase of the Common Stock. This discussion does not address all aspects of federal income taxation relevant to holders of our Common Stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws.

    We intend to qualify for treatment as a "regulated investment company" under Subchapter M of the Code. To qualify for such treatment, we must distribute to our stockholders for each taxable year at least 90% of our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains). We must also meet several additional requirements, including:

    - At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to secured loans, and gains from sales or other disposition of securities, or other income derived with respect to our business of investing in securities,

    - As of the close of each quarter of our taxable year:

       - at least 50% of the value of our assets must consist of cash, cash items, government securities, the securities of other regulated investment companies and other securities if such other securities of any one issuer do not represent more than 5% of our total assets,

       - no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, and

    - we must distribute at least 90% of our investment company taxable income each taxable year.

    If we were unable to qualify for treatment as a regulated investment company, we would be subject to tax on our ordinary income and capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would be taxable to the stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property.

    If we qualify as a regulated investment company and distribute to stockholders each year in a timely manner at least 90% of our "investment company taxable income" as defined in the Code, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to stockholders. In addition, if we distribute in a timely manner the sum of
(i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of regulated investment companies. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our stockholders in the same proportion that dividends (other than capital gain dividends) paid to each stockholder bear to our taxable income determined without regard to the dividends paid deduction.

    However, the diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if we, as a Business Development Company, meet certain requirements described below, the 50% diversification requirement is modified so that we may include in our 50% pool of investments, the value of the securities of any corporate issuer (even if we hold more than 10% of the corporate issuer's voting securities) so long as at the time of the latest investment in the applicable corporate issuer's securities the tax basis which we have in all securities issued by the corporate issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of the applicable corporate issuer for a period of 10 years.


    In order for the modified diversification rule to apply, the SEC must determine and certify to the Internal Revenue Service, or the IRS, no more than 60 days prior to the close of a tax year that we are principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation shall be considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in such corporation by us if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, we shall be considered at any date to be furnishing capital to any corporation whose securities we hold, if within 10 years before such date, we have acquired securities in the applicable corporate issuer.



    The modified diversification rule does not apply to any quarter if, at the close of such quarter, more than 25% of our total assets are comprised of securities of corporate issuers, with respect to each of which (i) we hold more than 10% of the outstanding voting securities of such issuer and (ii) we have continuously held a security of such issuer (or a predecesor) for ten or more years.


    If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain "qualified variable rates") or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the "original issue discount" that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify as a regulated investment company or to avoid the 4% excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

    For any period during which we qualify as a regulated investment company for federal income tax purposes, distributions to stockholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to stockholders to the extent of our current or accumulated earnings and profits. Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the stockholder's adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to stockholders as long-term capital gains regardless of the stockholder's holding period in his or her common stock. Corporate stockholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. Any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the stockholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a stockholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

    To the extent that we retain any capital gains, we may designate them as "deemed distributions" and pay a tax thereon for the benefit of our stockholders. In that event, the stockholders report their share of retained realized capital gains on their individual tax returns as if the share had been received, and report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the stockholder's cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the rate payable by individuals on such gains can currently be as low as 20%, the amount of credit that individual stockholders may report is expected to exceed the amount of tax that they would be required to pay on capital gains. Stockholders who are not subject to federal income tax or tax on capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.

    Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of "qualified small business stock" held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder's holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a stockholder who held shares of our Common Stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such stockholder's taxable income 50% of such stockholder's share of such gain. 42% (28% for stock the holding period for which begins after December 31, 2000) of any amount so excluded would be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock "rollover" provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

    A stockholder may recognize taxable gain or loss if the stockholder sells or exchanges such stockholder's shares of Common Stock. Any gain arising from the sale or exchange of Common Stock generally will be treated as capital gain or loss if the Common Stock is held as a capital asset, and will be treated as long-term capital gain or loss if the stockholder has held his or her shares of Common Stock for more than one year. However any capital loss arising from a sale or exchange of shares of Common Stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends (or undistributed capital gain) received with respect to such shares of Common Stock.

    We may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to stockholders who fail to provide us with their correct taxpayer identification number or a certificate that the stockholder is exempt from backup withholding, or if the IRS notifies us that the stockholder is subject to backup withholding. Any amounts withheld may be credited against a stockholder's U.S. federal income tax liability.

    Federal withholding taxes at a 30% rate (or a lesser treaty rate) may apply to distributions to stockholders that are nonresident aliens or foreign partnerships, trusts or corporations. Foreign stockholders should consult their tax advisers with respect to the possible U.S. federal, state and local and foreign tax consequences of an investment in us.

    We will mail to each stockholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such stockholder's taxable income for such year as net investment income, as net realized capital gains (if applicable) and as "deemed" distributions of capital gains, including taxes paid by us with respect thereto. In addition, the federal tax status of each year's distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each stockholder's particular situation. Stockholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

    Under our Dividend Reinvestment Plan, all cash distributions to stockholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of Common Stock acquired through the Plan.

                                 ERISA MATTERS

    The provisions of the Employee Retirement Income Security Act of 1974, as amended, are complex. Consequently, if you are subject to ERISA, you should consult with your own financial and legal Advisers prior to investing in our shares of common stock.

    A fiduciary of a pension, profit-sharing or other employee benefit plan which is subject to ERISA, and those purchasing our shares on behalf of an Individual Retirement Account, may wish to consider the requirements of ERISA and/or the Internal Revenue Code, as applicable, in the context of your particular circumstances before purchasing our shares of common stock. Among other factors, you may wish to consider:

    - Whether an investment in our shares satisfies the prudence requirements of
      Section 404(a)(1)(B) of ERISA;

    - Whether an investment in our shares satisfies the diversification requirements of Section 404(a)(1)(C) of ERISA;

    - Whether an investment in our shares is in accordance with your governing documents as required by Section 404(a)(1)(D) of ERISA;

    - Whether an investment in our shares will trigger a prohibited transaction in violation of Section 406 of ERISA or Section 408(e)(2) or 4975 of the Internal Revenue Code; and

    - To what extent the definition of "plan assets" under ERISA and Department of Labor regulations may affect an investment in our shares.

    Neither ERISA nor the Internal Revenue Code defines "plan assets." However, Department of Labor regulations, the assets of certain pooled investment vehicles, including certain partnerships, may be treated as "plan assets." If our assets are deemed to be "plan assets" of an employee plan or an IRA that purchases our shares of common stock:

    - The prudence standards and other ERISA provisions will be deemed applicable to our investments in portfolio companies;

    - Those who have investment discretion over your assets will be liable under ERISA for our investments in portfolio companies that do not conform to the ERISA standards; and

    - Certain transactions that we may enter into in the future in the ordinary course of our business might constitute prohibited transactions under ERISA and/or the Internal Revenue Code. A prohibited transaction, in addition to imposing potential personal liability upon fiduciaries of plans subject to ERISA and IRA's, may also result in the imposition of an excise tax under the Internal Revenue Code upon the disqualified person participating in the prohibited transaction. Such an event could also result in disqualification of the IRA.

    Our assets would not be considered "plan assets" under ERISA and Department of Labor regulations as long as our shares of common stock are "publicly-offered securities". Under the regulations, a share will be considered a "publicly-offered security" if it is widely held, freely transferable, and sold to an ERISA plan or IRA pursuant to an effective registration statement under the Securities Act of 1933, as amended, provided that our shares are registered under the Securities Exchange Act of 1934 within a specified time period. Whether a security is considered "freely transferable" depends on the facts and circumstances of each case. Generally, if the security is part of an offering in which the minimum investment is $10,000 or less, certain restrictions, by themselves, will not prevent the security from being considered freely transferable. The minimum investment permitted in our shares is $5,000 and we have imposed no restrictions on transfer or assignment of the shares, other than the limitations set forth under "Suitability requirements". A class of securities is considered "widely-held" if, immediately after the initial offering, it is owned by 100 or more investors independent of the issuer and of one another.

    We believe that our shares of common stock will be considered
"publicly-offered securities" and that our assets will not be considered "plans assets" of the ERISA plans and IRAs that buy our shares.

                          TRANSFER AGENT AND REGISTRAR


                 will act as our Transfer Agent and Registrar.


                             DIVIDEND PAYING AGENT

                 will act as our Dividend Paying Agent.

                                   CUSTODIAN

                 will act as our Custodian with responsibility for the safekeeping of certificates representing the shares of capital stock we acquire in our portfolio companies.

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

    The following financial statements and exhibits are filed as part of the Registration Statement.


1.     Financial Statements.

       + Statement of Assets and Liabilities of Registrant, dated as of December 8,
       1999.

2.     Exhibits:

                **99.a  Certificate of Incorporation of Registrant.

                **99.b  Bylaws of Registrant.

                  99.c  Not applicable.

                 *99.d  Form of share certificate.

                 *99.e  Form of Dividend Reinvestment Plan.

                  99.f  Not applicable.

              +99.g(1)  Form of Investment Advisory Agreement between Registrant and
                        meVC Advisers, Inc.

              +99.g(2)  Form of Investment Sub-Advisory Agreement between meVC
                        Advisers, Inc. and Draper Fisher Jurvetson MeVC Management
                        Co., LLC.

                 *99.h  Form of Underwriting Agreement.

                  99.i  Not applicable.

                 *99.j  Form of Custody Agreement.

              *99.k(1)  Form of Transfer Agent and Registrar Agreement.

              *99.k(2)  Form of Dividend Paying Agent Agreement.

             **99.k(3)  Form of Indemnification Agreement for Registrant's directors and officers.

                 *99.l  Opinion and Consent of Pillsbury Madison & Sutro LLP, San
                        Francisco, California.

                  99.m  Not applicable.

                 +99.n  Consent of PricewaterhouseCoopers, San Francisco,
                        California.

                  99.o  Not applicable.

                  99.p  Not applicable.

                  99.q  Not applicable.


------------------------

+   filed herewith

*   to be filed by amendment


**  previously filed


ITEM 25. MARKETING ARRANGEMENTS.

    Not Applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.


Registration fees...........................................  $ 132,000.00

Legal fees..................................................    750,000.00

Accounting fees.............................................

Miscellaneous fees..........................................

Total fees..................................................


ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Each of the following entities may be deemed to be under common control with the Registrant:

          ENTITY              BASIS OF POTENTIAL COMMON CONTROL    JURISDICTION
--------------------------  -------------------------------------  ------------
Draper Associates I, L.P.   Investment Adviser is affiliated or
                            under common control with Draper
                            Advisers

Draper Associates II, L.P.  Investment Adviser is affiliated or under common control with Draper
                            Advisers

Draper Fisher Associates    Investment Adviser is affiliated or
Fund III, L.P.              under common control with Draper
                            Advisers

Draper Fisher Associates    Investment Adviser is affiliated or
Fund IV, L.P.               under common control with Draper
                            Advisers

Draper Fisher Jurvetson     Investment Adviser is affiliated or
Fund V, L.P.                under common control with Draper
                            Advisers

Draper Fisher Jurvetson     Investment Adviser is affiliated or
Fund VI, L.P.               under common control with Draper
                            Advisers

Zone Ventures, L.P.         Investment Adviser is affiliated or
                            under common control with Draper
                            Advisers

Draper Atlantic, L.P.       Investment Adviser is affiliated or
                            under common control with Draper
                            Advisers

Draper Triangle Ventures,   Investment Adviser is affiliated or
L.P.                        under common control with Draper
                            Advisers

Wasatch Ventures, L.P.      Investment Adviser is affiliated or
                            under common control with Draper
                            Advisers

Draper Fisher Jurvetson     Investment Adviser is affiliated or
Gotham Ventures, L.P.       under common control with Draper
                            Advisers

Timberline Venture          Investment Adviser is affiliated or
Partners, L.P.              under common control with Draper
                            Advisers

ITEM 28. NUMBER OF HOLDERS OF SECURITIES.


    As of December 8, 1999:



TITLE OF CLASS                                                HOLDERS OF RECORD
--------------                                                -----------------
Common Stock, $.01 par value................................         -1 -

ITEM 29. INDEMNIFICATION.


    Reference is made to the provisions of Article XIII of Registrant's Certificate of Incorporation, Article 5 of Registrant's Bylaws and the form of Indemnification Agreement for directors and officers of the Registrant, each of which is filed as an exhibit to this Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by any such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


    meVC Advisers, Inc., a Delaware corporation, is Registrant's investment Adviser. meVC Advisers is a wholly-owned subsidiary of meVC.com, Inc., a Delaware corporation. meVC Advisers is a newly organized corporation with no prior operating history. Other than the services provided to Registrant and described in this Registration Statement, meVC Advisers provides no investment management or advisory services to any other person or entity. The list required by this Item 30 of officers and directors of meVC Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV, filed by meVC Advisers with the Securities and Exchange Commission pursuant to the
Investment Advisers Act of 1940, as amended (SEC File No.          ), on
              , 1999.



    Draper Fisher Jurvetson MeVC Management Co., LLC, a California limited liability company, is an investment sub-adviser under contract with meVC Advisers. Draper Advisers is a newly organized limited liability company with no prior operating history. Other than the services provided to meVC Advisers and described in this Registration Statement, Draper Advisers provides no investment management or advisory services to any other person or entity. The list required by this Item 30 of members, officers and directors of Draper Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such members, officers and directors during the past two years, is incorporated by reference to Schedules C and D of the Form ADV, filed by Draper Advisers with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (SEC File No.
         ), on               , 1999


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS.


Fund:       meVC Draper Fisher Jurvetson Fund I, Inc.
            991 Folsom Street, Suite 301
            San Francisco, California 94107

Custodian:

Investment  meVC Advisers, Inc.
Adviser:    991 Folsom Street, Suite 301
            San Francisco, California 94107

ITEM 32. MANAGEMENT SERVICES.

    Not Applicable.

ITEM 33. UNDERTAKINGS.

    1. Registrant undertakes to suspend the offering of shares until the prospectus is amended if, subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement.

    2.  Registrant undertakes:

       (a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

            (i) to include any prospectus required by Section 10(a)(3) of the
                Securities Act;

            (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

           (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

       (b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

       (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

    3.  Registrant undertakes that:

       (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

       (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    4. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, Registrant's Statement of Additional Information.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, Registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 16th day of December, 1999.



                                                       MEVC DRAPER FISHER JURVETSON FUND I, INC.

                                                       By:                      *
                                                            -----------------------------------------
                                                                        Timothy C. Draper
                                                                      CHAIRMAN OF THE BOARD
                                                                   AND CHIEF EXECUTIVE OFFICER



    Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to the Registration Statement has been executed by the following persons in the capacities indicated on December 16, 1999.



                        NAME                                       TITLE
                        ----                                       -----
                                                       Chairman of the Board, Chief
                          *                              Executive Officer and
     -------------------------------------------         Director (principal
                  Timothy C. Draper                      executive officer and
                                                         director)

                          *
     -------------------------------------------       Vice Chairman and Director
                Peter S. Freudenthal

                                                       Vice President, Treasurer, and
                  /s/ PAUL WOZNIAK                       Chief Financial Officer
     -------------------------------------------         (principal financial and
                    Paul Wozniak                         accounting officer)



        By: /s/ KENNETH PRIORE
--------------------------------------
            Kenneth Priore
           ATTORNEY-IN-FACT

                                 EXHIBIT INDEX


       EXHIBIT          EXHIBIT                                                       SEQUENTIAL
       NUMBER           DESCRIPTION                                                   PAGE NUMBER
---------------------   -----------                                                   -----------
               **99.a   Certificate of Incorporation of Registrant

               **99.b   Bylaws of Registrant

                *99.d   Form of Share Certificate

                *99.e   Form of Dividend Reinvestment Plan

             +99.g(1)   Form of Investment Advisory Agreement between Registrant and
                        meVC Advisers, Inc.

             +99.g(2)   Form of Investment Sub-Advisory Agreement between meVC
                        Advisers, Inc. and Draper Fisher Jurvetson MeVC Management
                        Co., LLC.

                *99.h   Form of Underwriting Agreement

                *99.j   Form of Custody Agreement

             *99.k(1)   Form of Transfer Agent and Registrar Agreement

             *99.k(2)   Form of Dividend Paying Agent Agreement

            **99.k(3)   Form of Indemnification Agreement for Registrant's directors and officers

                *99.l   Opinion and Consent of Pillsbury Madison & Sutro LLP, San
                        Francisco, California

                +99.n   Consent of PricewaterhouseCoopers, San Francisco, California


------------------------


+   Filed herewith



*   To be filed by amendment



**  Previously filed